[LOGO] SCUDDER
    INVESTMENTS(SM)

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ASSET ALLOCATION
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Scudder
Pathway Series

Conservative Portfolio   Fund #080

Balanced Portfolio  Fund #081

Growth Portfolio    Fund #082










Prospectus
January 1, 2000

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Scudder Pathway Series

How the portfolios work

 2   Conservative Portfolio

 6   Balanced Portfolio

10   Growth Portfolio

14   Other Policies and Risks

15   Who Manages and Oversees the Portfolios

17   Financial Highlights

How to invest in the portfolios

21   How to Buy Shares

22   How to Exchange or Sell Shares

23   Policies You Should Know About

28   Understanding Distributions and Taxes

How the portfolios work


These portfolios use an asset allocation strategy, dividing their assets among different types of investments. All three portfolios invest in other Scudder funds. Each portfolio is designed for investors with a particular time horizon or risk profile, and invests in a distinct mix of funds. Because the underlying funds hold a range of securities, an investment in a portfolio may offer exposure to thousands of individual securities.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency, and you could lose money by investing in them.




You can access all Scudder fund prospectuses online at www.scudder.com

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                    ticker symbol | SCPCX                      fund number | 080

Conservative Portfolio
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Investment Approach

The portfolio seeks current income and, as a secondary objective, long-term growth of capital. It does this by investing mainly in other Scudder mutual funds.

The portfolio has a target allocation (see sidebar), which the portfolio managers use as a reference point in setting the portfolio's actual allocation. While the actual allocation may vary, the managers expect that over the long term it will average out to be similar to the target allocation.

The managers regularly review the actual allocation, and may adjust it in seeking to take advantage of current or expected market conditions or to manage risk. In making their allocation decisions, the managers take a top-down approach, looking at the outlooks for various securities markets and segments of those markets. Based on the desired exposure to particular investments, the managers then decide which funds to use as underlying funds and how much to invest in each fund.

The portfolio's underlying funds use a broad array of investment styles. These funds can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, U.S. government and agency bonds, mortgage- and asset-backed securities, money market instruments, and others. These securities are mainly from U.S. issuers but may, to a more limited extent, be from foreign issuers.

The managers of the underlying funds may adjust the duration (a measure of sensitivity to interest rates) of a fund's bond allocation depending on their outlook for interest rates, and the portfolio's allocation among the underlying funds may similarly be adjusted.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

ASSET ALLOCATION

The portfolio's target allocation is as follows:

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE.

CHART DATA:

60% Bond funds

30% Equity funds

10% Money funds

The managers have the flexibility to adjust this allocation within the following ranges:

Bond funds        40%-80%

Equity funds      20%-50%

Money funds        0%-15%

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                           2 | Conservative Portfolio

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[ICON] This portfolio may make sense for investors who have a time horizon of three to five years or who are seeking a relatively conservative asset allocation investment.
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Main Risks to Investors

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Bonds could be hurt by rises in market interest rates. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Some bonds could be paid off earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the portfolio's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy.

The portfolio is also affected by how stock markets perform -- something that depends on many influences, including economic, political, and demographic trends. When stock prices fall, the value of your investment is likely to fall as well. Stock prices can be hurt by poor management, shrinking product demand, and other business risks. These risks tend to be greater with smaller companies.

Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. There is also the risk that changing currency rates could add to market losses or reduce market gains.

Other factors that could affect performance include:

o the managers of the portfolio or the underlying funds could be wrong in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters

o a bond could fall in credit quality or go into default; this risk is greater with junk and foreign bonds

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

                           3 | Conservative Portfolio

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[ICON] While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. This page looks at fund performance two different ways: year by year and over time.
--------------------------------------------------------------------------------

The Fund's Track Record

The bar chart shows how portfolio returns have varied from year to year, which may give some idea of risk. The table shows how returns over different periods average out. For context, the table also includes three broad-based market indexes (which do not have any fees or expenses). All figures on this page assume reinvestment of distributions and dividends.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                                   14.36        5.36





                                                    '97         '98

--------------------------------------------------------------------------------

1999 Total Return as of September 30: -0.10%
Best Quarter: 7.47%, Q2 1997      Worst Quarter: -4.93%, Q3 1998
--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/98
--------------------------------------------------------------------------------

                                     1 Year        Since Inception
--------------------------------------------------------------------------------
Portfolio                              5.63            9.94*
--------------------------------------------------------------------------------
Index 1                                8.69            8.31**
--------------------------------------------------------------------------------
Index 2                                5.01            5.33**
--------------------------------------------------------------------------------
Index 3                               28.58           28.36**
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Index 1: Lehman Brothers Aggregate Bond Index, an unmanaged, market value-weighted measure of U.S. Treasury and agency securities, corporate bond issues and mortgage-backed securities.

Index 2: Treasury Bill 1-year.

Index 3: Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

*   Fund inception: 11/15/96

**  Index comparisons begin 11/30/96

                           4 | Conservative Portfolio

How Much Investors Pay

This fund has no sales charges or other shareholder fees. Each portfolio expects to operate at a zero expense level. However, each portfolio's shareholders will indirectly bear that portfolio's pro rata share of fees and expenses incurred by the underlying Scudder funds in which a portfolio is invested.

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Fee Table (%)
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Range of Avg.                               0.77% to 2.37%
Weighted Expense Ratio

The example below shows an approximate estimate of the expenses that might apply to your investment of $10,000 in the portfolio over 1, 3, 5 and 10 years. Your actual costs could be higher or lower than this example.

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Expenses on a $10,000 Investment
--------------------------------------------------------------------------------

    1 Year         3 Years        5 Years         10 Years
--------------------------------------------------------------------------------
     $160            $496           $855           $1,867
--------------------------------------------------------------------------------

The example assumes 5% annual returns, expenses calculated at the midpoint of the current expense range and reinvestment of all dividends and distributions and that you sold your shares at the end of each period.

                           5 | Conservative Portfolio

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              ticker symbol | SPBAX                            fund number | 081

Balanced Portfolio
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Investment Approach

The portfolio seeks a balance of current income and growth of capital. It does this by investing mainly in other Scudder mutual funds.

The portfolio has a target allocation (see sidebar), which the portfolio managers use as a reference point in setting the portfolio's actual allocation. While the actual allocation may vary, the managers expect that over the long term it will average out to be similar to the target allocation.

The managers regularly review the actual allocation, and may adjust it in seeking to take advantage of current or expected market conditions or to manage risk. In making their allocation decisions, the managers take a top-down approach, looking at the outlooks for various securities markets and segments of those markets. Based on the desired exposure to particular investments, the managers then decide which funds to use as underlying funds and how much to invest in each fund.

The portfolio's underlying funds use a broad array of investment styles. These funds can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, U.S. government and agency bonds, mortgage- and asset-backed securities, money market instruments, and others. These securities are mainly from U.S. issuers but may, to a more limited extent, be from foreign issuers.

The managers of the underlying funds may adjust the duration (a measure of sensitivity to interest rates) of a fund's bond allocation depending on their outlook for interest rates, and the portfolio's allocation among the underlying funds may similarly be adjusted.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

ASSET ALLOCATION

The portfolio's target allocation is as follows:

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE.

CHART DATA:

60% Equity funds

35% Bond funds

 5% Money funds

The managers have the flexibility to adjust this allocation within the following ranges:

Equity funds      40%-70%

Bond funds        25%-60%

Money funds        0%-10%

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                             6 | Balanced Portfolio

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[ICON] Investors who have a time horizon of five to ten years and are seeking a balanced asset allocation investment may be interested in this portfolio.
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Main Risks to Investors

There are several risk factors that could hurt the portfolio's performance, cause you to lose money, or make the portfolio perform less well than other investments.

One of the most important factors is how stock markets perform -- something that depends on many influences, including economic, political, and demographic trends. When stock prices fall, the value of your investment is likely to fall as well. Stock prices can be hurt by poor management, shrinking product demand, and other business risks. These risks tend to be greater with smaller companies.

Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. There is also the risk that changing currency rates could add to market losses or reduce market gains.

The portfolio is also affected by the performance of bonds, which could be hurt by rises in market interest rates. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Some bonds could be paid off earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the portfolio's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy.

Other factors that could affect performance include:

o the managers of the portfolio or the underlying funds could be wrong in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters

o a bond could fall in credit quality or go into default; this risk is greater with junk and foreign bonds

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

                             7 | Balanced Portfolio

--------------------------------------------------------------------------------
[ICON] While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. This page looks at fund performance two different ways: year by year and over time.
--------------------------------------------------------------------------------

The Fund's Track Record

The bar chart shows how portfolio returns have varied from year to year, which may give some idea of risk. The table shows how returns over different periods average out. For context, the table also includes three broad-based market indexes (which do not have any fees or expenses). All figures on this page assume reinvestment of distributions and dividends.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                                  13.33            7.64





                                                    '97         '98

--------------------------------------------------------------------------------
1999 Total Return as of September 30: 3.67%

Best Quarter: 11.08%, Q4 1998      Worst Quarter: -10.26%, Q3 1998


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/98
--------------------------------------------------------------------------------
                                  1 Year         Since Inception
--------------------------------------------------------------------------------
Portfolio                           7.64             10.44*
--------------------------------------------------------------------------------
Index 1                            28.58             28.36**
--------------------------------------------------------------------------------
Index 2                            20.00              9.41**
--------------------------------------------------------------------------------
Index 3                             8.69              8.31**
--------------------------------------------------------------------------------

Index 1: Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Index  2:  MSCI   EAFE,   an   unmanaged   capitalization-weighted   measure  of
international stock markets.

Index 3: Lehman Brothers Aggregate Bond Index, an unmanaged market value-weighted measure of U.S. Treasury and agency securities, corporate bond issues and mortgage-backed securities.

*   Fund inception: 11/15/96

**  Index comparisons begin 11/30/96

                             8 | Balanced Portfolio

How Much Investors Pay

This fund has no sales charges or other shareholder fees. Each portfolio expects to operate at a zero expense level. However, each portfolio's shareholders will indirectly bear that portfolio's pro rata share of fees and expenses incurred by the underlying Scudder funds in which a portfolio is invested.

--------------------------------------------------------------------------------
Fee Table (%)
--------------------------------------------------------------------------------

Range of Avg.                               0.76% to 2.42%
Weighted Expense Ratio


The example below shows an approximate estimate of the expenses that might apply to your investment of $10,000 in the portfolio over 1, 3, 5 and 10 years. Your actual costs could be higher or lower than this example.

--------------------------------------------------------------------------------
Expenses on a $10,000 Investment
--------------------------------------------------------------------------------

    1 Year         3 Years        5 Years         10 Years
--------------------------------------------------------------------------------
     $162            $502           $866           $1,889
--------------------------------------------------------------------------------

The example assumes 5% annual returns, expenses calculated at the midpoint of the current expense range and reinvestment of all dividends and distributions and that you sold your shares at the end of each period.

                             9 | Balanced Portfolio

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              ticker symbol | SPGRX                            fund number | 082

Growth Portfolio
--------------------------------------------------------------------------------

Investment Approach

The portfolio seeks long-term growth of capital. It does this by investing mainly in other Scudder mutual funds.

The portfolio has a target allocation (see sidebar), which the portfolio managers use as a reference point in setting the portfolio's actual allocation. While the actual allocation may vary, the managers expect that over the long term it will average out to be similar to the target allocation.

The managers regularly review the actual allocation, and may adjust it in seeking to take advantage of current or expected market conditions or to manage risk. In making their allocation decisions, the managers take a top-down approach, looking at the outlooks for various securities markets and segments of those markets. Based on the desired exposure to particular investments, the managers then decide which funds to use as underlying funds and how much to invest in each fund.

The portfolio's underlying funds use a broad array of investment styles. These funds can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, U.S. government and agency bonds, mortgage- and asset-backed securities, money market instruments, and others. These securities are mainly from U.S. issuers but may, to a more limited extent, be from foreign issuers.

The managers of the underlying funds may adjust the duration (a measure of sensitivity to interest rates) of a fund's bond allocation depending on their outlook for interest rates, and the portfolio's allocation among the underlying funds may similarly be adjusted.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

ASSET ALLOCATION

The portfolio's target allocation is as follows:

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE.
CHART DATA:

80% Equity funds

15% Bond funds

 5% Money funds

The managers have the flexibility to adjust this allocation within the following ranges:

Equity funds      60%-90%

Bond funds        10%-40%

Money funds        0%-5%

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                              10 | Growth Portfolio

--------------------------------------------------------------------------------
[ICON] This portfolio is designed for investors with a long-term time horizon -- ten years or more -- who are interested in taking an asset allocation approach to growth investing.
--------------------------------------------------------------------------------

Main Risks to Investors

There are several risk factors that could hurt the portfolio's performance, cause you to lose money, or make the portfolio perform less well than other investments.

One of the most important factors is how stock markets perform -- something that depends on many influences, including economic, political, and demographic trends. When stock prices fall, the value of your investment is likely to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand, and other business risks. These risks tend to be greater with smaller companies.

Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. There is also the risk that changing currency rates could add to market losses or reduce market gains. These risks tend to be greater in emerging markets.

Because the portfolio invests some of its assets in bond funds, it may perform less well in the long run than a fund investing entirely in stocks. At the same time, the portfolio's bond component means that its performance could be hurt somewhat by poor performance in the bond market.

Other factors that could affect performance include:

o the managers of the portfolio or the underlying funds could be wrong in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

                              11 | Growth Portfolio

--------------------------------------------------------------------------------
[ICON] While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. This page looks at fund performance two different ways: year by year and over time.
--------------------------------------------------------------------------------

The Fund's Track Record

The bar chart shows how portfolio returns have varied from year to year, which may give some idea of risk. The table shows how returns over different periods average out. For context, the table also includes three broad-based market indexes (which do not have any fees or expenses). All figures on this page assume reinvestment of distributions and dividends.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                                  14.93             9.60





                                                    '97         '98

--------------------------------------------------------------------------------
1999 Total Return as of September 30: 11.03%

Best Quarter: 16.37%, Q4 1998     Worst Quarter: -15.06%, Q3 1998


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/98
--------------------------------------------------------------------------------

                                  1 Year           Since Inception
--------------------------------------------------------------------------------
Portfolio                           9.60               12.38*
--------------------------------------------------------------------------------
Index 1                            27.02               27.60**
--------------------------------------------------------------------------------
Index 2                            20.00                9.41**
--------------------------------------------------------------------------------
Index 3                            -2.55               10.19**
--------------------------------------------------------------------------------

Index 1: Russell 1000 Growth Index, an unmanaged measure of 1000 companies with higher price-to-book and higher forecasted growth values.

Index 2: MSCI EAFE, an unmanaged capitalization-weighted measure of international stock markets.

Index 3: Russell 2000 Index, an unmanaged measure of the 2000 companies that typically have a market capitalization less than $2 billion.


*   Fund inception: 11/15/96

**  Index comparisons begin 11/30/96

                              12 | Growth Portfolio

How Much Investors Pay

This fund has no sales charges or other shareholder fees. Each portfolio expects to operate at a zero expense level. However, each portfolio's shareholders will indirectly bear that portfolio's pro rata share of fees and expenses incurred by the underlying Scudder funds in which a portfolio is invested.

--------------------------------------------------------------------------------
Fee Table (%)
--------------------------------------------------------------------------------

Range of Avg.                               0.74% to 2.40%
Weighted Expense Ratio


The example below shows an approximate estimate of the expenses that might apply to your investment of $10,000 in the portfolio over 1, 3, 5 and 10 years. Your actual costs could be higher or lower than this example.

--------------------------------------------------------------------------------
Expenses on a $10,000 Investment
--------------------------------------------------------------------------------

    1 Year         3 Years        5 Years         10 Years
--------------------------------------------------------------------------------
     $160            $496           $855           $1,867
--------------------------------------------------------------------------------

The example assumes 5% annual returns, expenses calculated at the midpoint of the current expense range and reinvestment of all dividends and distributions and that you sold your shares at the end of each period.

                              13 | Growth Portfolio

Other Policies and Risks

While the portfolio-by-portfolio sections on the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be rare, a portfolio's Board could change that portfolio's investment goals and other policies without seeking shareholder approval.

o As a temporary defensive measure, any of these portfolios could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio was not pursuing its goal.

Year 2000 and euro readiness

Like all mutual funds, these portfolios could be affected by the inability of some computer systems to recognize the year 2000. Also, to the extent they invest in underlying funds which invest in foreign securities, the portfolios could be affected by accounting differences, changes in tax treatment, or other issues related to the conversion of certain European currencies into the euro, which is already underway. The fund's investment adviser has readiness programs designed to address these problems, and has researched the readiness of suppliers and business partners as well as issuers of securities the underlying funds own. Still, there's some risk that one or both of these problems could materially affect a portfolio's operations (such as its ability to calculate net asset value and to handle purchases and redemptions), the investments held by underlying funds or securities markets in general.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

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FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the portfolios.

If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

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                          14 | Other Policies and Risks

--------------------------------------------------------------------------------
[ICON] Scudder Kemper, the company with overall responsibility for managing the portfolios, takes a team approach to asset management.
--------------------------------------------------------------------------------

Who Manages and Oversees the Portfolios

The investment adviser

The investment adviser for these portfolios is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY 10154-0010. Scudder Kemper has more than 80 years of experience managing mutual funds, and currently has more than $290 billion in assets under management.

Each portfolio is managed by a team of investment professionals, who individually represent different areas of expertise and who together develop investment strategies and make buy and sell decisions. Supporting the portfolio managers are Scudder Kemper's many economists, research analysts, traders, and other investment specialists, located in offices across the United States and around the world.

The portfolio managers

The following people handle the day-to-day management of each portfolio in this prospectus.

Benjamin W. Thorndike                   Edward Baldini

Lead Portfolio Manager                  o    Began investment career in 1989
o    Began investment career            o    Joined the adviser in 1995
     in 1981                            o    Joined the fund team in 1998
o    Joined the adviser in 1983
o    Joined the fund team
     in 1996

Maureen F. Allyn

o    Began investment career
     in 1989
o    Joined the adviser in 1996
o    Joined the fund team
     in 1996

                  15 | Who Manages and Oversees the Portfolios

The Board

A mutual fund's Board is responsible for the general oversight of the fund's business. The individuals listed below serve concurrently on the boards of all portfolios in this prospectus. The majority of the board is not affiliated with Scudder Kemper. These independent members have primary responsibility for assuring that each portfolio is managed in the best interests of its shareholders.

Dr. Rosita Chang                     Dr. J.D. Hammond

 o    Trustee; Professor of           o    Trustee; Dean Emeritus,
      Finance, University of               Smeal College of Business
      Rhode Island                         Administration, Pennsylvania
                                           State University
Peter B. Freeman
                                      Richard M. Hunt
 o    Trustee; Corporate
      Director and Trustee            o    Trustee; University
                                           Marshal and Senior Lecturer,
Edgar R. Fiedler                           Harvard University

 o    Trustee; Senior Fellow          Kathryn L. Quirk
      and Economic Counsellor,
      The Conference Board, Inc.      o    Trustee; Managing Director
                                           of Scudder Kemper Investments,
                                           Inc.

                  16 | Who Manages and Oversees the Portfolios

Financial Highlights

These tables are designed to help you understand each portfolio's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each portfolio's financial statements, is included in that portfolio's annual report (see "Shareholder reports" on the back cover).

Conservative Portfolio


-------------------------------------------------------------------------------------
Years Ended August 31,                                  1999(a)  1998(a)(b) 1997(c)
-------------------------------------------------------------------------------------
Net asset value, beginning of period                    $12.28   $13.27     $12.00
                                                        -----------------------------
-------------------------------------------------------------------------------------
Income from investment operations:
-------------------------------------------------------------------------------------
 Net investment income                                     .57      .51        .39
-------------------------------------------------------------------------------------
 Net realized and unrealized gain/(loss) on investment
 transactions                                              .36     (.63)      1.36
                                                        -----------------------------
-------------------------------------------------------------------------------------
 Total from investment operations                          .93     (.12)      1.75
-------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------
 From net investment income                               (.55)    (.57)      (.33)
-------------------------------------------------------------------------------------
 From net realized gains on investments                   (.21)    (.30)      (.15)
                                                        -----------------------------
-------------------------------------------------------------------------------------
 Total distributions                                      (.76)    (.87)      (.48)
-------------------------------------------------------------------------------------
Net asset value, end of period                          $12.45   $12.28     $13.27
                                                        -----------------------------
-------------------------------------------------------------------------------------
Total Return (%) (d)                                      7.62    (1.10)**   14.99**
-------------------------------------------------------------------------------------

Ratios and Supplemental Data
-------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                      28       29         17
-------------------------------------------------------------------------------------
Ratio of operating expenses to average daily net
assets (%) (e)                                               --        --       --
-------------------------------------------------------------------------------------
Ratio of net investment income to average daily net
assets (%)                                                4.45     4.21*      3.67*
-------------------------------------------------------------------------------------
Portfolio turnover rate (%)                              28.1     31.5*      42.0*
-------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  For the eleven months ended August 31, 1998.

(c) For the period November 15, 1996 (commencement of operations) to September 30, 1997.

(d) Total return would have been lower if the Adviser had not maintained some Underlying Funds' expenses.

(e) This Portfolio invests in other Scudder Funds, and although the Portfolio did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative, and advisory expenses of the Underlying Scudder Funds.

*    Annualized

**   Not annualized

                            17 | Financial Highlights

Balanced Portfolio


-------------------------------------------------------------------------------------
Years Ended August 31,                                  1999(a)  1998(a)(b) 1997(c)
-------------------------------------------------------------------------------------
Net asset value, beginning of period                    $12.06   $13.56     $12.00
-------------------------------------------------------------------------------------
Income from investment operations:
-------------------------------------------------------------------------------------
 Net investment income                                     .38      .39        .37
-------------------------------------------------------------------------------------
 Net realized and unrealized gain/(loss) on investment
 transactions                                             1.79    (1.26)      1.59
                                                        -----------------------------
-------------------------------------------------------------------------------------
 Total from investment operations                         2.17     (.87)      1.96
-------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------
 From net investment income                               (.38)    (.42)      (.33)
-------------------------------------------------------------------------------------
 From net realized gains on investments                   (.43)    (.21)      (.07)
                                                        -----------------------------
-------------------------------------------------------------------------------------
 Total distributions                                      (.81)    (.63)      (.40)
-------------------------------------------------------------------------------------
Net asset value, end of period                          $13.42   $12.06     $13.56
                                                        -----------------------------
-------------------------------------------------------------------------------------
Total Return (%) (d)                                     18.27    (6.78)**   16.67**
-------------------------------------------------------------------------------------

Ratios and Supplemental Data
-------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                     247      222        192
-------------------------------------------------------------------------------------
Ratio of operating expenses to average daily net
assets (%) (e)                                              --       --         --
-------------------------------------------------------------------------------------
Ratio of net investment income to average daily net
assets (%)                                                2.88     3.15*      2.96*
-------------------------------------------------------------------------------------
Portfolio turnover rate (%)                              24.3     28.2*      24.3*
-------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  For the eleven months ended August 31, 1998.

(c) For the period November 15, 1996 (commencement of operations) to September 30, 1997.

(d) Total return would have been lower if the Adviser had not maintained some Underlying Funds' expenses.

(e) This Portfolio invests in other Scudder Funds, and although the Portfolio did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative, and advisory expenses of the Underlying Scudder Funds.

*    Annualized

**   Not annualized

                            18| Financial Highlights

Growth Portfolio


-------------------------------------------------------------------------------------
Years Ended August 31,                                  1999(a)  1998(a)(b) 1997(c)
-------------------------------------------------------------------------------------
Net asset value, beginning of period                    $12.17   $14.15     $12.00
                                                        -----------------------------
-------------------------------------------------------------------------------------
Income from investment operations:
-------------------------------------------------------------------------------------
 Net investment income                                     .18      .23        .29
-------------------------------------------------------------------------------------
 Net realized and unrealized gain/(loss) on investment
 transactions                                             3.61    (1.74)      2.15
                                                        -----------------------------
 -------------------------------------------------------------------------------------
 Total from investment operations                         3.79    (1.51)      2.44
-------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------
 From net investment income                               (.20)    (.21)      (.16)
-------------------------------------------------------------------------------------
 From net realized gains on investments                   (.43)    (.26)      (.13)
                                                        -----------------------------
-------------------------------------------------------------------------------------
 Total distributions                                      (.63)    (.47)      (.29)
-------------------------------------------------------------------------------------
Net asset value, end of period                          $15.33   $12.17     $14.15
                                                        -----------------------------
-------------------------------------------------------------------------------------
Total Return (%) (d)                                     31.69   (10.94)**   20.79**
-------------------------------------------------------------------------------------

Ratios and Supplemental Data
-------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                      94       64         50
-------------------------------------------------------------------------------------
Ratio of operating expenses to average daily net            --       --         --
assets (%) (e)
-------------------------------------------------------------------------------------
Ratio of net investment income to average daily net
assets (%)                                                1.26     1.78*      2.09*
-------------------------------------------------------------------------------------
Portfolio turnover rate (%)                              28.0     23.8*      15.1*
-------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  For the eleven months ended August 31, 1998.

(c) For the period November 15, 1996 (commencement of operations) to September 30, 1997.

(d) Total return would have been lower if the Adviser had not maintained some Underlying Funds' expenses.

(e) This Portfolio invests in other Scudder Funds, and although the Portfolio did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative, and advisory expenses of the Underlying Scudder Funds.

*    Annualized

**   Not annualized

                            19| Financial Highlights

How to invest in the portfolios


The following pages tell you how to invest in these portfolios and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.


If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket, or financial adviser -- your provider may have its own policies or instructions, and you should follow those.

How to Buy Shares

Use these instructions to invest directly with Scudder. Make out your check to "The Scudder Funds."


-----------------------------------------------------------------------------------------
                   First Investment                 Additional Investments
-----------------------------------------------------------------------------------------
                   $2,500 or more for regular       $100 or more for regular
                   accounts                         accounts

                   $1,000 or more for IRAs          $50 or more for IRAs
-----------------------------------------------------------------------------------------
                                                    $50 or more with an Automatic
                                                    Investment Plan

By mail or         o Fill out and sign an           o Send a check and a Scudder
express              application                      investment slip to us at the
(see below)                                           appropriate address below

                   o Send it to us at the
                     appropriate address, along     o If you don't have an
                     with an investment check         investment slip, simply include
                                                      a letter with your name,
                                                      account number, the full
                                                      name of the portfolio, and
                                                      your investment instructions
-----------------------------------------------------------------------------------------
By wire            o Call 1-800-SCUDDER for         o Call 1-800-SCUDDER for
                     instructions                     instructions
-----------------------------------------------------------------------------------------
By phone           --                               o Call 1-800-SCUDDER for
                                                      instructions
-----------------------------------------------------------------------------------------
With an automatic  --                               o To set up regular investments
investment plan                                       from a bank checking account,
                                                      call 1-800-SCUDDER
-----------------------------------------------------------------------------------------
Using QuickBuy     --                               o Call 1-800-SCUDDER
-----------------------------------------------------------------------------------------










--------------------------------------------------------------------------------
[ICON]       Regular mail:
             The Scudder Funds, PO Box 2291, Boston, MA 02107-2291

             Express, registered, or certified mail:
             The Scudder Funds, 66 Brooks Drive, Braintree, MA 02184-3839

             Fax number: 1-800-821-6234 (for exchanging and selling only)
--------------------------------------------------------------------------------

                             21 | How to Buy Shares

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in an account opened directly with Scudder.


-----------------------------------------------------------------------------------------
                   Exchanging into another fund     Selling shares
-----------------------------------------------------------------------------------------
                   $2,500 or more to open a new     Some transactions, including
                   account ($1,000 for IRAs)        most for over $100,000, can
                                                    only be ordered in writing; if
                   $100 or more for exchanges       you're in doubt, see page 25
                   between existing accounts
-----------------------------------------------------------------------------------------
By phone or wire   o Call 1-800-SCUDDER for         o Call 1-800-SCUDDER for
                     instructions                     instructions
-----------------------------------------------------------------------------------------
Using SAIL(TM)    o  Call 1-800-343-2890 and        o Call 1-800-343-2890 and
                     follow the instructions          follow the instructions
-----------------------------------------------------------------------------------------
By mail, express,  Write a letter that includes:    Write a letter that includes:
or fax (see
previous page)     o the portfolio and account      o the portfolio and account
                     number you're exchanging out     number from which you want to
                     of                               sell shares

                   o the dollar amount or number    o the dollar amount or number
                     of shares you want to exchange   of shares you want to sell

                   o the name of the fund you want  o your name(s), signature(s),
                     to exchange into                 and address, as they appear on
                                                      your account

                   o your name(s), signature(s),    o a daytime telephone number
                     and address, as they appear on
                     your account

                   o a daytime telephone number
-----------------------------------------------------------------------------------------
With an automatic  --                                o To set up regular cash
withdrawal plan                                        payments from a Scudder
                                                       account, call 1-800-SCUDDER
-----------------------------------------------------------------------------------------
Using QuickSell    --                                o Call 1-800-SCUDDER
-----------------------------------------------------------------------------------------

                       22 | How to Exchange or Sell Shares

--------------------------------------------------------------------------------
[ICON] Questions? You can speak to a Scudder representative between 8 a.m. and 8 p.m. eastern time on any fund business day by calling 1-800-SCUDDER.
--------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you got from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

Policies about transactions

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Scudder Service Corporation, and they have determined that it is a "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Scudder Service Corporation before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

                       23 | Policies You Should Know About

--------------------------------------------------------------------------------
[ICON] The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.
--------------------------------------------------------------------------------

SAIL(TM), the Scudder Automated Information Line, is available 24 hours a day by calling 1-800-343-2890. You can use SAIL to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-SCUDDER.

When you call us to sell shares, we may record the call, ask you for certain information, or take other steps designed to prevent fraudulent orders. It's important to understand that as long as we take reasonable steps to ensure that an order appears genuine, we are not responsible for any losses that may occur.

When you ask us to send or receive a wire, please note that while we don't charge a fee to receive wires, we will deduct a $5 fee from all wires sent from us to your bank. Your bank may charge its own fees for handling wires. The portfolios can only accept wires of $100 or more.

                       24 | Policies You Should Know About

Exchanges among Scudder funds are an option for shareholders who bought their shares directly from Scudder and for many other investors as well. Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject purchase orders, for these or other reasons.

When you want to sell more than $100,000 worth of shares, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers and most banks, savings institutions, and credit unions. Note that you can't get a signature guarantee from a notary public.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 15 days) or when unusual circumstances prompt the SEC to allow further delays.

                       25 | Policies You Should Know About

--------------------------------------------------------------------------------
[ICON] If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.
--------------------------------------------------------------------------------

How the portfolios calculate share price

For each portfolio in this prospectus, the share price is the net asset value per share, or NAV. To calculate NAV, the portfolios use the following equation:

                        TOTAL ASSETS - TOTAL LIABILITIES
                       ----------------------------------   = NAV
                       TOTAL NUMBER OF SHARES OUTSTANDING

The assets of each portfolio consist primarily of the underlying Scudder funds, which are valued at their respective net asset values at the time of computation.

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the portfolio's Board. In such a case, the portfolio's value for a security is likely to be different from quoted market prices.

Because certain underlying funds invest in securities that are traded primarily in foreign markets, the value of their holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days when the portfolios don't price their shares.

                       26 | Policies You Should Know About

Other rights we reserve

You should be aware that we may do any of the following:

o withhold 31% of your distributions as federal income tax if you have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o charge you $10 a year if your account balance falls below $2,500, and close your account and send you the proceeds if your balance falls below $1,000; in either case, we will give you 60 days' notice so you can either increase your balance or close your account (these policies don't apply to retirement accounts, to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o pay you for shares you sell by "redeeming in kind," that is, giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a portfolio generally won't make a redemption in kind in marketable securities unless your requests over a 90-day period total more than $250,000 or 1% of a portfolio's net assets, whichever is less

o change, add or withdraw various services, fees, and account policies (for example, we may change or terminate the exchange privilege at any time)

                       27 | Policies You Should Know About

--------------------------------------------------------------------------------
[ICON] Because each shareholder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.
--------------------------------------------------------------------------------

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends, or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchases and sales of shares.) A fund may not always pay a distribution for a given period.

The Conservative and Balanced Portfolios intend to pay dividends and distributions to their shareholders quarterly, in March, June, September and December. The Growth Portfolio intends to pay dividends and distributions in December. If necessary, the portfolios may do so at other times as well.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in portfolio shares or all sent to you by check. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. For retirement plans, reinvestment is the only option.

Buying and selling portfolio shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account, or in the case of money market funds). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

                   28 | Understanding Distributions and Taxes

The tax status of the portfolio earnings you receive, and your own portfolio transactions, generally depends on their type:

Generally taxed at ordinary income rates
--------------------------------------------------------------------------------
o short-term capital gains from selling portfolio shares
--------------------------------------------------------------------------------
o taxable income dividends you receive from a portfolio
--------------------------------------------------------------------------------
o short-term capital gains distributions you receive from a
  portfolio
--------------------------------------------------------------------------------
Generally taxed at capital gains rates
--------------------------------------------------------------------------------
o long-term capital gains from selling portfolio shares
o long-term capital gains distributions you receive from a
  portfolio
--------------------------------------------------------------------------------

Each portfolio will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the portfolio pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the portfolio declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

                   29 | Understanding Distributions and Taxes

To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. For each portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholders get these reports automatically. To reduce costs, we may mail one copy per household. For more copies, call 1-800-SCUDDER.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials in person at the SEC's Public Reference Room in Washington, DC.




Scudder Funds                   SEC

PO Box 2291                     450 Fifth Street, N.W.
Boston, MA 02107-2291           Washington, DC 20549-6009

1-800-SCUDDER                   1-800-SEC-0330

www.scudder.com                 www.sec.gov



SEC File Number    811-8606

                             SCUDDER PATHWAY SERIES
                             Two International Place
                           Boston, Massachusetts 02110

               Scudder Pathway Series is a professionally managed,
                 open-end investment company which offers three
                             investment portfolios.

                             CONSERVATIVE PORTFOLIO
                               BALANCED PORTFOLIO
                                GROWTH PORTFOLIO






--------------------------------------------------------------------------------



                       STATEMENT OF ADDITIONAL INFORMATION

                                 January 1, 2000



--------------------------------------------------------------------------------



         This combined Statement of Additional Information is not a prospectus. The combined prospectus of Scudder Pathway Series Portfolios dated January 1, 2000, as amended from time to time, may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103.

         The Annual Report to Shareholders of each Portfolio dated August 31, 1999, is incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.


                                TABLE OF CONTENTS

                                                                                                                   Page

SCUDDER PATHWAY SERIES'INVESTMENT OBJECTIVES AND POLICIES.............................................................1
         General Investment Objectives and Policies...................................................................1
         Master/feeder structure......................................................................................2
         The Underlying Scudder Funds.................................................................................2
         Risk Factors of Underlying Scudder Funds....................................................................17
         Investment Restrictions of the Portfolios...................................................................17

PURCHASES............................................................................................................19
         Additional Information About Opening An Account.............................................................19
         Minimum Balances............................................................................................19
         Additional Information About Making Subsequent Investments..................................................20
         Additional Information About Making Subsequent Investments by QuickBuy......................................20
         Checks......................................................................................................20
         Wire Transfer of Federal Funds..............................................................................21
         Share Price.................................................................................................21
         Share Certificates..........................................................................................21
         Other Information...........................................................................................21

EXCHANGES AND REDEMPTIONS............................................................................................22
         Exchanges...................................................................................................22
         Redemption By Telephone.....................................................................................22
         Redemption by QuickSell.....................................................................................23
         Redemption by Mail or Fax...................................................................................24
         Redemption-in-Kind..........................................................................................24
         Other Information...........................................................................................24

FEATURES AND SERVICES OFFERED BY THE FUND............................................................................25
         The No-Load Concept.........................................................................................25
         Internet access.............................................................................................25
         Dividends and Capital Gains Distribution Options............................................................26
         Reports to Shareholders.....................................................................................26
         Transaction Summaries.......................................................................................26

THE SCUDDER FAMILY OF FUNDS..........................................................................................27

SPECIAL PLAN ACCOUNTS................................................................................................29
         Scudder Retirement Plans:  Profit-Sharing and Money Purchase Pension Plans for Corporations and
              Self-Employed Individuals..............................................................................29
         Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations and Self-Employed Individuals.........29
         Scudder IRA:  Individual Retirement Account.................................................................29
         Scudder Roth IRA:  Individual Retirement Account............................................................30
         Scudder 403(b) Plan.........................................................................................30
         Automatic Withdrawal Plan...................................................................................31
         Group or Salary Deduction Plan..............................................................................31
         Automatic Investment Plan...................................................................................31
         Uniform Transfers/Gifts to Minors Act.......................................................................31

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS............................................................................32

PERFORMANCE INFORMATION..............................................................................................32
         Average Annual Total Return.................................................................................32
         Cumulative Total Return.....................................................................................33
         Total Return................................................................................................34

TRUST ORGANIZATION...................................................................................................35
         Investment Adviser..........................................................................................35
         AMA InvestmentLinkSMProgram.................................................................................37
         Personal Investments by Employees of the Adviser............................................................37
         Management Fees of Underlying Scudder Funds.................................................................37




                               TABLE OF CONTENTS (continued)

                                                                                                                   Page

SPECIAL SERVICING AGREEMENT..........................................................................................38

TRUSTEES AND OFFICERS................................................................................................40

REMUNERATION.........................................................................................................41

DISTRIBUTOR..........................................................................................................42

TAXES................................................................................................................42
         Taxation of the Portfolios and Their Shareholders...........................................................42
         Taxation of the Underlying Scudder Funds....................................................................44

PORTFOLIO TRANSACTIONS...............................................................................................45
         Portfolio Turnover..........................................................................................45

NET ASSET VALUE......................................................................................................46

ADDITIONAL INFORMATION...............................................................................................46
         Experts.....................................................................................................46
         Shareholder Indemnification.................................................................................46
         Other Information...........................................................................................46

FINANCIAL STATEMENTS.................................................................................................47

GLOSSARY.............................................................................................................48

           SCUDDER PATHWAY SERIES' INVESTMENT OBJECTIVES AND POLICIES


General Investment Objectives and Policies

         Scudder  Pathway  Series  (the  "Trust")  is  an  open-end   management
investment company composed of three separate diversified portfolios (the "Portfolios"), which invest primarily in existing, pure no-load(TM) Scudder Funds (the "Underlying Scudder Funds"), according to well-defined investment objectives. The Portfolios may also invest in money market instruments to provide for redemptions and for temporary or defensive purposes. It is impossible to accurately predict how long such alternate strategies may be utilized. Each Portfolio offers a professionally managed, long-term investment program that can serve as a complete investment program or as a core part of a larger portfolio. Achievement of each Portfolio's objective cannot be assured.

         The Portfolios are professionally managed portfolios which allocate their investments among select funds in the Scudder Family of Funds. Each Portfolio is designed for investors seeking a distinct investment style: a conservative investment approach ("Pathway Series: Conservative Portfolio"), a balance of growth and income ("Pathway Series: Balanced Portfolio") or growth of capital ("Pathway Series: Growth Portfolio"). The Portfolios have been created in response to increasing demand by mutual fund investors for a simple and effective means of structuring a diversified mutual fund investment program suited to their general needs. As has been well documented in the financial press, the proliferation of mutual funds over the last several years has left many investors confused and in search of a simpler means to manage their investments. Many mutual fund investors realize the value of diversifying their investments in a number of mutual funds (e.g., a money market fund for liquidity and price stability, a growth fund for long-term appreciation, an income fund for current income and relative safety of principal), but need professional management to decide such questions as which mutual funds to select, how much of their assets to commit to each fund and when to allocate their selections. The Portfolios will allow investors to rely on Scudder Kemper Investments, Inc. (the "Adviser") to determine (within clearly explained parameters) the amount to invest in each of several Underlying Scudder Funds and the timing of such investments. The Portfolios may each borrow money for temporary, emergency or other purposes, including investment leverage purposes, as determined by the Trustees. The Investment Company Act of 1940 (the "1940 Act") requires borrowings to have 300% asset coverage. The Portfolios may each also enter into reverse repurchase agreements.

         Except as otherwise indicated, each Portfolio's investment objectives and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in a Portfolio's investment objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the Portfolio's objectives will be met.

         The investment objectives of the Portfolios are as follows:

Conservative Portfolio

         The Conservative Portfolio seeks current income and, as a secondary objective, long-term growth of capital. This portfolio may be suitable for investors with an investment time horizon of 3-5 years or more.

Balanced Portfolio

         The Balanced Portfolio seeks a balance of current income and growth of capital. This portfolio may be suitable for investors with an investment time horizon of 5-10 years.

Growth Portfolio

         The Growth Portfolio seeks long-term growth of capital. This portfolio may be suitable for investors with an investment time horizon of 10 years or more.

Master/feeder structure

         The Board of Trustees has the discretion to retain the current distribution arrangement for each Portfolio while investing in a master fund in a master/feeder structure fund as described below.

         A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

The Underlying Scudder Funds

         Each Portfolio will purchase or sell securities to: (a) accommodate purchases and sales of each Portfolio's shares, (b) change the percentages of each Portfolio's assets invested in each of the Underlying Scudder Funds in response to changing market conditions, and (c) maintain or modify the allocation of each Portfolio's assets in accordance with the investment mixes described below.

         Portfolio managers will allocate Portfolio assets among the Underlying Scudder Funds in accordance with predetermined percentage ranges, based on the Adviser's outlook for the financial markets, the world's economies and the relative performance potential of the Underlying Scudder Funds. The Underlying Scudder Funds have been selected to represent a broad spectrum of investment options for the Portfolios, subject to the following investment ranges:
(Conservative) 40-80% bond mutual funds, 20-50% equity mutual funds, 0-15% money market funds; (Balanced) 40-70% equity mutual funds, 25-60% bond mutual funds, 0-10% money market funds; (Growth) 60-90% equity mutual funds, 10-40% bond mutual funds, 0-5% money market funds.

 ----------------------------------------------------------------------------------------------------------------------
        Conservative Portfolio                      Balanced Portfolio                          Growth Portfolio
       Underlying Scudder Funds                  Underlying Scudder Funds                    Underlying Scudder Funds
       ------------------------                  ------------------------                    ------------------------
 Bond Mutual Funds                        Equity Mutual Funds                        Equity Mutual Funds

 Scudder Corporate Bond Fund              Classic Growth Fund-Scudder Shares         Classic Growth Fund-Scudder Shares
 Scudder Emerging Markets Income Fund     Global Discovery Fund-Scudder Shares       Global Discovery Fund-Scudder Shares
 Scudder Global Bond Fund                 Scudder Development Fund                   Scudder Development Fund
 Scudder GNMA Fund                        Scudder Emerging Markets Growth Fund       Scudder Emerging Markets Growth Fund
 Scudder High Yield Bond Fund             Scudder Global Fund
 Scudder Income Fund                      Scudder Gold Fund                          Scudder Global Fund
 Scudder International Bond Fund          Scudder Greater Europe Growth Fund         Scudder Gold Fund
 Scudder Short Term Bond Fund             Scudder Growth and Income Fund             Scudder Greater Europe Growth Fund
                                          Scudder International Fund                 Scudder Growth and Income Fund
 Equity Mutual Funds                      Scudder International Growth and           Scudder International Fund
                                             Income Fund                             Scudder International Growth and Income
 Classic Growth Fund-Scudder Shares       Scudder Large Company Growth Fund             Fund
 Global Discovery Fund-Scudder Shares     Scudder Large Company Value Fund           Scudder Large Company Growth Fund
 Scudder Development Fund                 Scudder Latin America Fund                 Scudder Large Company Value Fund
 Scudder Emerging Markets Growth Fund     Scudder Micro Cap Fund                     Scudder Latin America Fund
 Scudder Global Fund                      Scudder Pacific Opportunities Fund         Scudder Micro Cap Fund
 Scudder Gold Fund                        Scudder Small Company Value Fund           Scudder Pacific Opportunities Fund
 Scudder Greater Europe Growth Fund       Scudder 21st Century Growth Fund           Scudder Small Company Value Fund
 Scudder Growth and Income Fund           The Japan Fund                             Scudder 21st Century Growth Fund
 Scudder International Fund               Value Fund-Scudder Shares                  The Japan Fund
 Scudder International Growth and                                                    Value Fund-Scudder Shares
    Income Fund                           Bond Mutual Funds
 Scudder Large Company Growth Fund                                                   Bond Mutual Funds
 Scudder Large Company Value Fund         Scudder Corporate Bond Fund
 Scudder Latin America Fund               Scudder Emerging Markets Income Fund       Scudder Corporate Bond Fund
 Scudder Micro Cap Fund                   Scudder Global Bond Fund                   Scudder Emerging Markets Income Fund
 Scudder Pacific Opportunities Fund       Scudder GNMA Fund                          Scudder Global Bond Fund
 Scudder Small Company Value Fund         Scudder High Yield Bond Fund               Scudder GNMA Fund
 Scudder 21st Century Growth Fund         Scudder Income Fund                        Scudder High Yield Bond Fund
 The Japan Fund                           Scudder International Bond Fund            Scudder Income Fund
 Value Fund-Scudder Shares                Scudder Short Term Bond Fund               Scudder International Bond Fund
                                                                                     Scudder Short Term Bond Fund
 Money Market Funds                       Money Market Funds
                                                                                     Money Market Funds
 Scudder Cash Investment Trust            Scudder Cash Investment Trust
 Scudder Money Market Series --           Scudder Money Market Series -- Scudder     Scudder Cash Investment Trust
    Scudder Premium Money Market             Premium Money Market Shares             Scudder Money Market Series -- Scudder
    Shares                                                                              Premium Money Market Shares

 ----------------------------------------------------------------------------------------------------------------------

         The following Underlying Scudder Funds are the money market funds in which the Portfolios may invest and will likely serve as the primary cash reserve portion of each Portfolio.

         Scudder Cash Investment Trust (SCIT) seeks to maintain stability of capital and, consistent therewith, to maintain liquidity of capital and to provide current income. The Fund seeks to achieve its objectives by investing in money market securities. The Fund seeks to maintain a constant net asset value of $1.00 per share and declares dividends daily. There can be no assurance that the stable net asset value will be maintained and shares of the Fund are not insured or guaranteed by the U.S. Government. The Fund purchases domestic and foreign U.S. dollar-denominated money market securities. All of the Fund's portfolio securities must meet certain quality criteria at the time of purchase. Generally, the Fund may purchase only securities which are rated, or issued by a company with comparable securities rated, within the two highest quality rating categories of one or more of the following rating agencies: Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services, a division of McGraw Hill Companies, Inc. ("S&P") and Fitch Investors Service, Inc. ("Fitch"). The maturity of each investment in the Fund's portfolio is 397 calendar days or less, except in the case of U.S. Government securities which may have maturities of up to 762 calendar days or less. The dollar-weighted average maturity of the Fund's portfolio investments varies with money market conditions, but is always 90 days or less. As a money market fund with a short-term maturity, the Fund's income fluctuates with changes in interest rates but its price is expected to remain fixed at $1.00 per share.

         SCIT may invest in short-term securities consisting of: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; obligations of supranational organizations such as the International Bank for Reconstruction and Development (the World Bank); obligations of domestic banks and foreign branches of domestic banks, including bankers' acceptances, certificates of deposit, deposit notes and time deposits; and obligations of savings and loan institutions.

         SCIT may also invest in: instruments whose credit has been enhanced by banks (letters of credit), insurance companies (surety bonds) or other corporate entities (corporate guarantees); corporate obligations, including commercial paper, notes, bonds, loans and loan participations; securities with variable or floating interest rates; when-issued securities, asset-backed securities, including certificates, participations and notes; municipal securities, including notes, bonds and participation interests, either taxable or tax free; and illiquid securities. SCIT has adopted 144a procedures for the valuation of illiquid securities.

         In addition, SCIT may invest in repurchase agreement and securities with put features. SCIT may also hold cash.

         Scudder Money Market Series - Scudder Premium Money Market Shares seeks to provide investors with as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity. The Fund invests exclusively in a broad range of short-term money market instruments that have remaining maturities of not more than 397 calendar days and certain repurchase agreements. These money market securities consist of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, taxable and tax-exempt municipal obligations, corporate and bank obligations, certificates of deposit ("CD's"), bankers' acceptances and variable amount master demand notes. The fund will maintain a dollar-weighted average maturity of 90 days or less in an effort to maintain a constant net asset value of $1.00 per share, but there is no assurance that it will be able to do so.

         The bank obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, fixed time deposits or other short-term bank obligations. Generally, the Fund may not invest less than 25% of the current value of its total assets in bank obligations (including bank obligations subject to repurchase agreements). The Fund limits its investments in U.S. bank obligations to banks (including foreign branches, the obligations of which are guaranteed by the U.S. parent) that have at least $1 billion in total assets at the time of investment. "U.S. banks" include commercial banks that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. In addition, the Fund may invest in obligations of savings banks and savings and loan associations insured by the Federal Deposit Insurance Corporation that have total assets in excess of $1 billion at the time of the investment. The Fund may invest in U.S. dollar-denominated obligations of foreign banks subject to the following conditions: the foreign banks (based upon their most recent annual financial statements) at the time of investment (i) have more than U.S. $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 100 largest banks in the world as determined on the basis of assets; and (iii) have branches or agencies in the U.S.; and (iv) are obligations which, in the opinion of the Adviser, are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest. Such investments may involve greater risks than those affecting U.S. bank or Canadian affiliates of U.S. banks. In addition, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

         The Fund may invest in U.S. dollar-denominated certificates of deposit and promissory notes issued by Canadian affiliates of U.S. banks under circumstances where the instruments are guaranteed as to principal and interest by the U.S. bank. While foreign obligations generally involve greater risks than those of domestic obligations, such as risks relating to liquidity, marketability, foreign taxation, nationalization and exchange controls, generally the Adviser believes that these risks are substantially less in the case of instruments issued by Canadian affiliates that are guaranteed by U.S. banks than in the case of other foreign money market instruments.

         There is no limitation on the amount of the Fund's assets that may be invested in obligations of foreign banks that meet the conditions set forth above. Such investments may involve greater risks than those affecting U.S. banks or Canadian affiliates of U.S. banks. In addition, foreign banks are not subject to examination by any U.S. Governmental agency or instrumentality.

         Except for obligations of foreign banks and foreign branches of U.S. banks, the Fund will not invest in the securities of foreign issuers. Generally, the Fund may not invest less than 25% of the current value of its total assets in bank obligations (including bank obligations subject to repurchase agreements).

         Generally, the commercial paper purchased by the Fund is limited to direct obligations of domestic corporate issuers, including bank holding companies, which obligations, at the time of investment, are (i) rated "P-1" by Moody's, "A-1" or better by S&P or "F-1" by Fitch, (ii) issued or guaranteed as to principal and interest by issuers having an existing debt security rating of "Aa" or better by Moody's or "AA" or better by S&P or Fitch, or (iii) securities that, if not rated, are of comparable investment quality as determined by the Adviser in accordance with procedures adopted by the Corporation's Board of Directors.

         All of the securities in which the Fund will invest must meet credit standards applied by the Adviser pursuant to procedures established by the Board of Directors. Should an issue of securities cease to be rated or if its rating is reduced below the minimum required for purchase by the Fund, the Adviser will dispose of any such security, as soon as practicable, unless the Directors of the Corporation determine that such disposal would not be in the best interests of the Fund.

         In addition, the Fund may invest in variable or floating rate obligations, obligations backed by bank letters of credit, when-issued securities and securities with put features. The Fund has adopted 144a procedures for the valuation of illiquid securities.

         The following Underlying Scudder Funds are bond mutual funds which seek to provide current income.

         Scudder Corporate Bond Fund: seeks a high level of current income through investment mainly in investment-grade corporate debt securities. The Fund invests in a broad range of investment-grade, income producing securities and, to a lesser extent, below investment-grade bonds. The Fund is designed as a long-term investment for shareholders who can bear some credit, interest rate, and other bond market risks in exchange for the potential for high current income.

         The Fund invests, under normal market conditions, at least 65% of its total assets in investment-grade debt securities. Investment-grade securities are those that are rated Aaa, Aa, A, or Baa by Moody's or AAA, AA, A, or BBB by S&P, or if unrated, are of equivalent quality as determined by the Fund's investment adviser, Scudder Kemper Investments, Inc. (the "Adviser"). In addition, the Fund may invest up to 35% of its net assets in high yield, below investment-grade securities. Below investment-grade securities are those rated lower than Baa by Moody's or BBB by S&P. Below investment-grade securities are considered predominantly speculative with respect to their capacity to pay interest and repay principal. They generally involve a greater risk of default and, at times, can have more price volatility than higher rated securities.

         Scudder Corporate Bond Fund invests primarily in intermediate-term corporate bonds, but can also hold short-term and long-term issues. The dollar-weighted average maturity of the Fund's portfolio is expected to range from five to ten years. Longer-term bonds generally are more volatile than bonds with shorter maturities. While the Fund emphasizes corporate bonds and notes, it can also invest in U.S. Treasury and Agency securities, convertible and preferred securities, debt securities issued by real estate investment trusts ("REITs"), dollar rolls, warrants, trust preferred securities, mortgage-backed and other asset-backed securities, zero coupon securities, dollar-denominated debt of international agencies or investment-grade foreign institutions, American Depositary Receipts and other depositary receipts, and money market instruments such as commercial paper, bankers acceptances, and certificates of deposit issued by domestic and foreign branches of U.S. banks. The Fund may invest up to 20% of total assets in foreign debt securities denominated in currencies other than the U.S. dollar. While it is anticipated that the majority of the Fund's foreign investments will be denominated in the U.S. dollar, the Fund may invest, within the aforementioned limit, in foreign bonds denominated in local currencies, including those issued in emerging markets. The Fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities. The Fund may also invest in when-issued securities, indexed securities, repurchase agreements, reverse repurchase agreements, illiquid securities, and may engage in strategic transactions. The value of fixed income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and decline as interest rates rise.

         For temporary defensive purposes, Scudder Corporate Bond Fund may invest all or a substantial portion of its assets in money market and short-term instruments when the Adviser deems such a position advisable in light of economic or market conditions. It is impossible to predict accurately how long such a defensive strategy may be utilized.

         Scudder Emerging Markets Income Fund is a non-diversified investment company which seeks to provide high current income. As a secondary objective, the Fund seeks long-term capital appreciation. In pursuing these goals, the Fund invests at least 50% of its total assets in high-yielding, high-risk debt securities issued by governments and corporations in emerging markets. The Fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the following: International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities. To reduce currency risk, the Fund will invest at least 65% of its assets in U.S. dollar-denominated debt securities. Therefore, no more than 35% of the Fund's assets may be invested in debt securities denominated in foreign currencies. By focusing on fixed-income instruments issued in emerging markets, the Fund invests predominantly in debt securities that are rated below investment-grade. The Fund may invest up to 5% of its net assets in non-performing securities whose quality is comparable to securities rated as low as D by S&P or C by Moody's. The Fund involves above-average bond fund risk and can invest entirely in high yield/high risk bonds. Investments in emerging markets can be volatile. The Fund's share price and yield can fluctuate daily in response to political events, changes in the perceived creditworthiness of emerging nations, fluctuations in interest rates and, to a certain extent, movements in foreign currencies.

         In addition, Scudder Emerging Markets Income Fund, may invest up to 35% of its total assets in securities other than debt obligations issued in emerging markets. These holdings include debt securities and money market instruments issued by corporations and governments based in developed markets, including up to 20% of total assets in U.S. fixed income-instruments. The Fund has adopted 144a procedures for the valuation of illiquid securities.

         The Fund may for temporary, defensive or emergency purposes invest without limit in U.S. debt securities including short-term money market securities. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in shares of closed end investment companies, warrants, reverse repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

         Scudder Global Bond Fund is a non-diversified investment company which seeks to provide total return with an emphasis on current income by investing primarily in high-grade bonds denominated in foreign currencies and the U.S. dollar. As a secondary objective, the Fund seeks capital appreciation. The Fund invests principally in a managed portfolio of high-grade intermediate- and long-term bonds denominated in the U.S. dollar and foreign currencies, including bonds denominated in the European Currency Unit (ECU). (Intermediate-term bonds generally have maturities between three and eight years, and long-term bonds generally have maturities of greater than eight years.) Portfolio investments are selected on the basis of, among other things, yields, credit quality, and the fundamental outlooks for currency and interest rate trends in different parts of the globe, taking into account the ability to hedge a degree of currency or local bond price risk. At least 65% of the Fund's investments will consist of high-grade debt securities, which are those rated in one of the three highest rating categories of one of the major U.S. rating services or, if unrated, considered to be of equivalent quality in local currency terms as determined by the Adviser. The Fund may also invest up to 15% of its net assets in debt securities rated BBB or BB by S&P or Baa or Ba by Moody's, or unrated securities considered to be of equivalent quality by the Adviser. The Fund does not invest in any securities rated B or lower. Under normal market conditions, the Fund will invest at least 15% of its total assets in U.S. dollar-denominated securities, issued domestically or abroad. The Fund may invest in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities or political subdivisions; and debt securities issued or guaranteed by supranational organizations such as the European Investment Bank, Inter-American Development Bank and The World Bank. The Fund may also invest in non-government securities including corporate debt securities, bank or bank holding company obligations (e.g., certificates of deposit and bankers acceptances), and mortgage and other asset-backed issues.

         Scudder Global Bond Fund may for temporary defensive purposes invest without limit in U.S. Government debt securities including short-term money market securities. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in warrants, zero coupon securities mortgage and asset-backed securities, illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending, strategic transactions including derivatives.

         Scudder GNMA Fund seeks to provide high current income and safety of principal from a portfolio of high quality, U.S. Government guaranteed mortgage-backed securities and U.S. Treasury securities. Under normal conditions, the Fund invests at least 65% of its total assets in mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA" or "Ginnie Mae"). Such guarantees are supported by the full faith and credit of the U.S. Government. These guarantees apply only to the timely payment of both principal and interest of the GNMA securities held in the Fund's portfolio. Up to 35% of the Fund's total assets may be held in cash, cash equivalents or invested in securities issued or directly guaranteed by the U.S. Government, including U.S. Treasury bills, notes and bonds. The market value of the Fund's investments and correspondingly the Fund's share price will vary inversely with changes in prevailing interest rates and in response to other bond market factors, such as changes in the supply and demand for mortgage-backed securities.

         Scudder GNMA Fund may for temporary defensive purposes invest without limit in short-term U.S. Government obligations. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in warrants, when-issued securities, zero coupon securities and illiquid securities and may enter into dollar roll transactions and reverse repurchase agreements and repurchase agreements, and may engage in securities lending and strategic transactions including derivatives.

         Scudder High Yield Bond Fund seeks a high level of current income and, secondarily, capital appreciation through investment primarily in below investment-grade domestic debt securities. In pursuit of its investment objectives, the Fund, under normal market conditions, invests at least 65% of its total assets in high yield, below investment-grade domestic debt securities. The Fund defines "domestic debt securities" as securities of companies domiciled in the U.S. or organized under the laws of the U.S. or for which the U.S. trading market is a primary market. The Fund may invest in a variety of other securities including convertible and preferred securities, U.S. Treasury and Agency bonds, Brady bonds, mortgage-backed and asset-backed securities, common stocks and warrants, securities issued by real estate investment trusts, trust preferred securities, bank loans, loan participations, dollar rolls, indexed securities and restricted securities, such as those acquired through private placements. The Fund may invest up to 25% of its total assets in foreign securities. The Fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

         Scudder High Yield Bond Fund may for temporary defensive purposes invest without limit in cash or money market instruments or high quality domestic debt securities. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in warrants, securities lending, illiquid securities, reverse repurchase agreements, repurchase agreements, may purchase securities on a when-issued or forward delivery basis and may engage in strategic transactions including derivatives.

         The Fund has adopted 144a procedures for the valuation of illiquid securities.

         Scudder Income Fund seeks a high level of income, consistent with the prudent investment of capital, through a flexible investment program emphasizing high-grade bonds. The Fund invests primarily in a broad range of high-grade, income-producing securities such as corporate bonds and government securities. Under normal market conditions, the Fund will invest at least 65% of its assets in securities rated within the three highest quality rating categories of Moody's (Aaa, Aa and A) or S&P (AAA, AA and A), or if unrated, in bonds judged by the Adviser, to be of comparable quality at the time of purchase. The Fund may invest up to 20% of its assets in debt securities rated lower than Baa 3 or BBB or, if unrated, of equivalent quality as determined by the Adviser, but will not purchase bonds rated below B by Moody's or S&P or their equivalent.

         Scudder Income Fund may invest in bonds, notes, zero coupon securities, adjustable rate bonds, convertible bonds, preferred and convertible preferred securities, U.S. Government securities, commercial paper, debt securities issued by real estate investment trusts ("REITs"), mortgage and asset-backed securities and other money market instruments and illiquid securities such as certain securities issued in private placements, foreign securities and certificates of deposit issued by foreign and domestic branches of U.S. banks. It may also invest in warrants, when-issued or forward delivery securities, indexed securities, repurchase agreements, reverse repurchase agreements, and may engage in dollar-roll transactions, securities lending and strategic transactions including derivatives.

         Scudder International Bond Fund is a non-diversified investment company which seeks to provide income primarily by investing in a managed portfolio of high-grade debt securities denominated in foreign currencies. As a secondary objective, the Fund seeks protection and possible enhancement of principal value by actively managing currency, bond market and maturity exposure and by security selection. To achieve its objectives, the Fund primarily invests in a managed portfolio of debt securities denominated in foreign currencies, including bonds denominated in the

European Currency Unit (ECU). Portfolio investments are selected on the basis of, among other things, yields, credit quality, and the fundamental outlooks for currency and interest rate trends in different parts of the globe, taking into account the ability to hedge a degree of currency or local bond price risk. The Fund normally invests at least 65% of its total assets in bonds denominated in foreign currencies. The Fund invests no more than 35% of the value of its total assets in investment-grade U.S. debt securities. The Fund invests no more than 15% of its total assets in debt securities rated below investment-grade, but not lower than B.

         Scudder International Bond Fund may for temporary defensive purposes invest without limit in U.S. Government debt securities, cash and cash equivalents. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in warrants, illiquid securities, reverse repurchase agreements, repurchase agreements, dollar roll transactions, may purchase securities on a when-issued or forward delivery basis and may engage in securities lending and strategic transactions including derivatives.

         Scudder Short Term Bond Fund seeks to provide a high level of income consistent with a high degree of principal stability by investing primarily in high quality, short-term bonds. The dollar-weighted average effective maturity of the Fund's portfolio may not exceed three years. Within this limitation, the Fund may purchase individual securities with remaining stated maturities of greater than three years. The net asset value of the Fund is expected to fluctuate with changes in interest rates and bond market conditions, although this fluctuation should be more moderate than that of a fund with a longer average maturity. The Adviser, however, will attempt to minimize principal fluctuation through, among other things, diversification, credit analysis and security selection, and adjustment of the Fund's average portfolio maturity. When, in the opinion of the Adviser, economic or other conditions warrant, for temporary defensive purposes the Fund may invest more than 35% of its assets in money market instruments. The Fund emphasizes high quality investments. At least 65% of the Fund's net assets will be invested in (1) obligations of the U.S. Government, its agencies or instrumentalities, and (2) debt securities rated, at the time of purchase, in one of the two highest categories of S&P or Moody's or, if unrated, judged to be of comparable quality by the Adviser. In addition, the Fund will not invest in any debt security rated at the time of purchase below investment-grade.

         Scudder Short Term Bond Fund may for temporary defensive purposes invest without limit in money market assets. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in warrants, indexed securities, zero coupon securities, trust preferred securities, illiquid securities, reverse repurchase agreements, repurchase agreements, dollar roll transactions, may purchase securities on a when-issued or forward delivery basis and may engage in securities lending and strategic transactions including derivatives.

         The following Underlying Scudder Funds are equity mutual funds which seek a combination of income and growth.

         Scudder Growth and Income Fund seeks long-term growth of capital, current income and growth of income. The Fund attempts to achieve its investment objective by investing primarily in dividend-paying common stocks, preferred stocks and securities convertible into common stocks of companies with long-standing records of earnings growth. The Fund may also purchase securities which do not pay current dividends but which offer prospects for growth of capital and future income. Convertible securities (which may be current coupon or zero coupon securities) are bonds, notes, debentures, preferred stocks and other securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Fund may also invest in nonconvertible preferred stocks consistent with its objective.

         Scudder Growth and Income Fund may for temporary defensive purposes invest without limit in cash and cash equivalents. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in warrants, foreign securities, real estate investment trusts, illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

         Scudder International Fund seeks long-term growth of capital mainly through a diversified portfolio of marketable foreign equity securities. The Fund invests in companies, wherever organized, which do business primarily outside the United States. The Fund intends to diversify investments among several countries and to have represented in the portfolio, in substantial proportions, business activities in not less than three different countries other than the U.S. The Fund does not intend to concentrate investments in any particular industry. The Fund's investments are generally denominated in foreign currencies. The strength or weakness of the U.S. dollar against these currencies is responsible for part of the Fund's investment performance. The Fund may invest up to 20% of its total assets in investment-grade debt securities except that the Fund may invest up to 5% of its total assets in debt securities which are rated below investment-grade.

         Scudder International Fund may for temporary defensive purposes invest without limits in Canadian or U.S. Government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the U.S. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in warrants, trust preferred securities, fixed-income securities, illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

         Scudder International Growth and Income Fund is a diversified investment company which seeks long-term growth of capital and current income primarily from foreign equity securities. The Fund invests generally in common stocks of established companies listed on foreign exchanges, which offer prospects for growth of earnings while paying relatively high current dividends. The Fund can also invest in other types of equity securities, including preferred stocks and securities convertible into common stock. The Fund can invest throughout the world, but will emphasize investments in developed economies other than the U.S. In pursuing its dual objective, at least 80% of the Fund's net assets will be invested in the equity securities of established non-U.S. companies. The Fund generally invests in equity securities of established companies listed on foreign securities exchanges, but also may invest in securities traded over-the-counter. The Fund's equity investments include common stock, convertible and non-convertible preferred stock, sponsored and unsponsored depository receipts, and warrants.

         Scudder International Growth and Income Fund may for temporary defensive purposes hold up to 20% of its net assets in U.S. and foreign fixed income securities and may invest without limit in cash or cash equivalents including domestic and foreign money market instruments, short-term government and corporate obligations and repurchase agreements. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in warrants, illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

         The following Underlying Scudder Funds are equity mutual funds which seek long-term growth or capital appreciation.

         Classic Growth Fund -- Scudder Shares seeks to provide long-term growth of capital and to keep the value of its shares more stable than other capital growth mutual funds. Under normal market conditions, the Fund invests primarily in a diversified portfolio of common stocks which the Adviser believes offers above-average appreciation potential yet, as a portfolio, offers the potential for less share price volatility than other growth mutual funds. In seeking such investments, the Adviser focuses its investment in high quality, medium-to-large sized U. S. companies with leading competitive positions. The Fund allocates its investments among different industries and companies, and adjusts its portfolio securities based on long-term investment considerations as opposed to short-term trading. While the Fund emphasizes U.S. investments, it can commit a portion of assets to the equity securities of foreign growth companies that meet the criteria applicable to the Fund's domestic investments. The Fund can purchase other types of equity securities including securities convertible into common stocks, preferred stocks, rights and warrants. The Fund may invest up to 20% of its net assets in debt securities when the Adviser anticipates that the capital appreciation on debt securities is likely to equal or exceed the capital appreciation on common stocks over a selected time, such as during periods of unusually high interest rates.

         Classic Growth Fund -- Scudder Shares may for temporary defensive purposes invest without limit in high quality money market securities, including U.S. Treasury bill, repurchase agreements, commercial paper, certificates of deposit issued by domestic and foreign branches of U.S. banks, bankers' acceptances, and other debt securities, such as U.S. Government obligations and corporate debt instruments. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

         Global Discovery Fund -- Scudder Shares seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world. In pursuit of its objective, the Fund generally invests in small, rapidly growing companies which offer the potential for above-average returns relative to larger companies, yet are frequently overlooked and thus undervalued by the market. The Fund has the flexibility to invest in any region of the world. Under normal circumstances, the Fund invests at least 65% of its total assets in the equity securities of small companies. While the Adviser believes that smaller, lesser-known companies can offer greater growth potential than larger, more established firms, the former also involve greater risk and price volatility. To help reduce risk, the Fund expects, under normal market conditions, to diversify its portfolio widely by company, industry and country. The Fund intends to allocate investments among at least three countries at all times, one of which may be the United States. The Fund invests primarily in companies whose individual equity market capitalization would place them in the same size range as companies in approximately the lowest 20% of world market capitalization as represented by the Salomon Brothers Broad Market Index, an index comprised of equity securities of more than 6,500 small-, medium- and large-sized companies based in 22 markets around the globe. Based on this policy, the companies held by the Fund typically will have individual equity market capitalizations of between approximately $50 million and $2 billion (although the Fund will be free to invest in smaller capitalization issues that satisfy the Fund's size standard). Furthermore, the median market capitalization of the companies in which the Fund invests will not exceed $750 million. The Fund may invest up to 35% of its total assets in equity securities of larger companies located throughout the world and in investment-grade debt securities if the Adviser determines that the capital appreciation of debt securities is likely to exceed the capital appreciation of equity securities. The Fund may invest up to 5% of its net assets in debt securities rated below investment-grade.

         Global Discovery Fund -- Scudder Shares may for temporary defensive purposes invest without limit in cash and cash equivalents. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in common stocks, preferred stocks (either convertible or non-convertible), rights and warrants, closed end investment companies, bonds, notes, debentures, government securities, zero coupon bonds (any of which may be convertible or nonconvertible), foreign securities, American Depositary Receipts, purchase securities on a when-issued or forward delivery basis, and enter into reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

         Scudder Development Fund seeks long-term growth of capital by investing primarily in U.S. companies with the potential for above-average growth. The Fund generally invests in equity securities, including common stocks and convertible securities, of companies that the Adviser believes have the potential for above-average revenue, earnings, business value and/ or cash flow growth. To help reduce risk, the Fund allocates its investments among many companies. In selecting industries and companies for investment, the Adviser may consider many factors, including overall growth prospects, financial condition, competitive position, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of governmental regulation or deregulation, management and other factors. While the Fund generally emphasizes investments in companies domiciled in the U.S., it may invest in listed and unlisted foreign securities that meet the same criteria as the Fund's domestic holdings when the anticipated performance of foreign securities is believed by the Adviser to offer more potential than domestic alternatives in keeping with the investment objective of the Fund. However, the Fund has no current intention of investing more than 20% of its net assets in foreign securities.

         Scudder Development Fund may for temporary defensive purposes invest without limit in cash and may invest in high quality debt securities without equity features, U.S. Government securities and money market instruments which are rated in the two highest categories by Moody's Investor Services, Inc. or Standard and Poor's Corporations, or, if unrated, are deemed by the Adviser to be of equivalent quality. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in warrants, convertible bonds, preferred stocks, illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

         Scudder Emerging Markets Growth Fund is a non-diversified investment company which seeks long-term growth of capital primarily through equity investment in emerging markets around the globe. The Fund will invest in the Asia-Pacific region, Latin America, less developed nations in Europe, the Middle East and Africa, focusing investments in countries and regions where there appear to be the best value and appreciation potential, subject to considerations of portfolio diversification and liquidity. At least 65% of the Fund's total assets will be invested in the equity securities of emerging market issuers. The Fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities. The Fund intends to allocate its investments among at least three countries at all times, and does not expect to concentrate in any particular industry. The Fund deems an issuer to be located in an emerging market if:

     o    the issuer is organized under the laws of an emerging market country;

     o the issuer's principal securities trading market is in an emerging market; or

     o at least 50% of the issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years is derived (directly or indirectly through subsidiaries) from assets or activities located in emerging markets.

         The Fund may invest up to 35% of its total assets in emerging market and domestic debt securities if the Adviser determines that the capital appreciation of debt securities is likely to equal or exceed the capital appreciation of equity securities. Under normal market conditions, the Fund may invest up to 35% of its assets in equity securities of issuers in the U.S. and other developed markets.

         Scudder Emerging Markets Growth Fund may for temporary defensive purposes invest without limit in debt instruments, cash and cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in debt instruments such as warrants, bonds, notes, bills, debentures, convertible securities, bank obligations, short-term paper, loan participations, loan assignments and trust interests. The Fund may also invest in closed end investment companies investing primarily in emerging markets, illiquid securities, purchase securities on a when-issued or forward delivery basis, enter into reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

         The Fund has adopted 144a procedures for the valuation of illiquid securities.

         Scudder Global Fund seeks long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks. The Fund invests on a worldwide basis in equity securities of companies which are incorporated in the U.S. or in foreign countries. It also may invest in the debt securities of U.S. and foreign issuers. The Fund will be invested usually in securities of issuers located in at least three countries, one of which may be the U.S. It is expected that investments will include companies of varying size as measured by assets, sales or capitalization. The Fund generally invests in equity securities of established companies listed on U.S. or foreign securities exchanges, but also may invest in securities traded over-the-counter. It also may invest in debt securities convertible into common stock, convertible and non-convertible preferred stock, and fixed-income securities of governments, government agencies, supranational agencies and companies when the Adviser believes the potential for appreciation will equal or exceed that available from investments in equity securities. These debt and fixed-income securities will be investment-grade, except that the Fund may invest up to 5% of its total assets in debt securities rated below investment-grade.

         Scudder Global Fund may for temporary defensive purposes invest without limit in cash and cash equivalents. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in warrants, zero-coupon securities, illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

         Scudder Gold Fund is a non-diversified investment company which seeks maximum return (principal change and income) consistent with investing in a portfolio of gold-related equity securities and gold. The Fund pursues its objective primarily through a portfolio of gold-related investments. Under normal market conditions, at least 65% of the Fund's total assets will be invested in (1) equity securities (defined as common stock, investment-grade preferred stock, warrants and debt securities that are convertible into or exchangeable for common stock) of U.S. and foreign companies primarily engaged in the exploration, mining, fabrication, processing or distribution of gold, (2) gold bullion, and (3) gold coins. A company will be considered "primarily engaged" in a business or an activity if it devotes or derives at least

50% of its assets, revenues and/or operating earnings from that business or activity. The remaining 35% of the Fund's assets may be invested in any precious metals other than gold; in equity securities of companies engaged in activities primarily relating to precious metals and minerals other than gold; in investment-grade debt securities, including warrants, zero coupon bonds, of companies engaged in activities relating to gold or other precious metals and minerals; in certain debt securities, a portion of the return on which is indexed to the price of precious metals; and, for hedging purposes, in precious metals; and utilize various other strategic transactions. Consistent with applicable state securities laws, up to 10% of the Fund's total assets may be invested directly in gold, silver, platinum and palladium bullion and in gold and silver coins. In addition, the Fund's assets may be invested in wholly owned subsidiaries of Scudder Mutual Funds, Inc., of which the Fund is a series, that invest in gold, silver, platinum and palladium bullion and in gold and silver coins.

         Scudder Gold Fund may hold cash, high quality cash equivalents (including foreign money market instruments) such as bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations, and repurchase agreements, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities without limit for temporary defensive purposes and up to 30% to maintain liquidity. In addition, the Fund may invest in warrants, foreign currencies in the form of bank deposits, short sales against the box, illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

         Scudder Greater Europe Growth Fund is a non-diversified investment company which seeks long-term growth of capital through investments primarily in the equity securities of European companies. Although its focus is on long-term growth, the Fund may provide current income principally through holdings in dividend-paying securities. The Fund will invest, under normal market conditions, at least 80% of its total assets in the equity securities of European companies.

         The Fund defines a European company as follows:

     o A company organized under the laws of a European country or for which the principal securities trading market is in Europe; or

     o A company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in its most recent fiscal year represents (directly or indirectly through subsidiaries) assets or activities located in Europe.

         The Fund may invest, under normal market conditions, up to 20% of its total assets in European debt securities. Within this 20% limit, the Fund may invest in debt securities which are unrated, rated, or the equivalent of those rated below investment-grade.

         Scudder Greater Europe Growth Fund may hold foreign or U.S. debt instruments as well as cash or cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements without limit for temporary defensive purposes and up to 20% to maintain liquidity. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in closed end investment companies, warrants, when-issued securities, illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

         Scudder Large Company Growth Fund seeks to provide long-term growth of capital through investment primarily in the equity securities of seasoned, large-sized financially-strong U.S. growth companies. The Fund's equity investments consist of common stocks, preferred stocks and securities convertible into common stocks, rights and warrants of companies which are of above-average financial quality and offer the prospect for above-average growth in earnings, cash flow or assets relative to the overall market as defined by the Standard & Poor's 500 Composite Price Index ("S&P 500"). The Fund invests at least 65% of its total assets in the equity securities of seasoned, financially-strong U.S. growth companies which are considered to be of above-average financial quality. The common stocks issued by these companies qualify, at the time of purchase, for one of the three highest equity ranking categories (A+, A or A-) of S&P or, if not ranked by S&P, are judged to be of comparable quality by the Adviser. Rankings by S&P are not an appraisal of a company's creditworthiness, as is true for S&P's debt security ratings, nor are these rankings intended as a forecast of future stock market performance. In addition to using S&P rankings of earnings and dividends of common stocks, the Adviser conducts its own analysis of a company's history, current financial position, and earnings prospects. The Fund allocates its investments among different industries and companies, and adjusts its portfolio securities based on long-term investment considerations as opposed to short-term trading. While the Fund emphasizes U.S. investments, it can commit a portion of assets to the equity securities of foreign growth companies which meet the criteria applicable to domestic investments. The Fund may invest in convertible securities which must be investment-grade.

         Scudder Large Company Growth Fund may for temporary defensive purposes invest without limit in cash and cash equivalents. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in warrants, foreign securities, illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

         Scudder Large Company Value Fund seeks to maximize long-term capital growth through a value-orientated investment approach. The Fund invests in marketable securities, principally common stocks and, consistent with its objective of long-term capital growth, preferred stocks. The Fund is free to invest in a wide range of marketable securities which the Adviser believes offer the potential for long-term, above-average growth. The Fund will normally invest at least 65% of its assets in the equity securities of large U.S. companies. The Fund looks for companies whose securities appear to present a favorable relationship between market price and opportunity. These may include securities of companies whose fundamentals or products may be of only average promise. The Fund may invest up to 20% of its net assets in debt securities when management anticipates that the capital appreciation on debt securities is likely to equal or exceed the capital appreciation on common stocks over a selected time, such as during periods of unusually high interest rates. Such debt securities may be rated below investment-grade, or of equivalent quality as determined by the Adviser. However, the Fund will invest no more than 20% of its net assets in securities rated B or lower.

         Scudder Large Company Value Fund may for temporary defensive purposes invest without limit in debt securities, short-term indebtedness, cash and cash equivalents. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in rights, warrants, convertible securities, illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

         Scudder Latin America Fund is a non-diversified investment company which seeks to provide long-term capital appreciation through investment primarily in the securities of Latin American issuers. The Fund involves above-average investment risk. The Fund seeks to benefit from economic and political trends emerging throughout Latin America. These trends are supported by governmental initiatives designed to promote freer trade and market-oriented economies. The Adviser believes that efforts by Latin American countries to, among other things, reduce government spending and deficits, control inflation, lower trade barriers, stabilize currency exchange rates, increase foreign and domestic investment and privatize state-owned companies, will set the stage for attractive investment returns over time. At least 65% of the Fund's total assets will be invested in the securities of Latin American issuers, and 50% of the Fund's total assets will be invested in Latin American equity securities. To meet its objective to provide long-term capital appreciation, the Fund normally invests at least 65% of its total assets in equity securities. The Fund considers Latin American countries to include Mexico, Central America, South America and the Spanish-speaking islands of the Caribbean. The Fund defines securities of Latin American issuers as follows:

     o Securities of companies organized under the laws of a Latin American country or for which the principal securities trading market is in Latin America;

     o    Securities  issued or  guaranteed  by the  government  of a country in
          Latin   America,   its   agencies  or   instrumentalities,   political
          subdivisions or the central bank of such country;

     o Securities of companies, wherever organized, when at least 50% of an issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in Latin America; or

     o Securities of Latin American issuers, as defined above, in the form of depositary shares.

         The Fund may invest in debt securities which are unrated, rated or the equivalent of those rated below investment-grade although the Fund will not invest more than 10% of its net assets in securities rated B or lower by Moody's or S&P and may invest in securities rated C by Moody's or D by S&P.

         Scudder Latin America Fund may for temporary defensive purposes invest without limit in cash and cash equivalents and money market instruments, or in securities of U.S. or other non-Latin American issuers. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in closed end investment companies primarily in Latin America, warrants, loan participations and assignments, when-issued securities, convertible securities, illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

         Scudder Micro Cap Fund seeks long-term growth of capital by investing primarily in micro-cap common stocks. The micro-cap sector represents the stocks of America's smallest public companies -- companies with a stock market value
(or "market capitalization") of approximately $200 million or less. The companies that normally comprise this sector include companies that may be in the earliest stages of development, that offer unique products, services or technologies, or that serve special or rapidly expanding niches. The fund normally invests at least 80% of its assets in U.S. micro-cap common stocks. While the Fund invests predominantly in common stocks, it can purchase other types of securities, including preferred stocks, convertible or non-convertible securities, rights, warrants and restricted and illiquid securities. Securities may be listed on national exchanges or traded over-the-counter. The Fund may invest up to 20% of its assets in U. S. Treasuries, agency and instrumentality obligations, may enter into repurchase agreements and may engage in strategic transactions to increase stock market participation, enhance liquidity and manage transaction costs.

         Scudder Micro Cap Fund may for temporary defensive purposes invest without limit in cash and cash equivalents. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

         Scudder Pacific Opportunities Fund is a non-diversified investment company which seeks long-term growth of capital through investment primarily in the equity securities of Pacific Basin companies, excluding Japan. The Fund invests, under normal market conditions, at least 65% of its assets in the equity securities of Pacific Basin companies. Pacific Basin countries include Australia, the Peoples Republic of China, India, Indonesia, Malaysia, New Zealand, the Philippines, Sri Lanka, Pakistan and Thailand, as well as Hong Kong, Singapore, South Korea and Taiwan -- the so-called "four tigers." The Fund may invest in other countries in the Pacific Basin when their markets become sufficiently developed. The Fund will not, however, invest in Japanese securities. The Fund intends to allocate investments among at least three countries at all times and does not expect to concentrate investments in any particular industry. The Fund defines securities of Pacific Basin companies as follows:

     o Securities of companies organized under the laws of a Pacific Basin country or for which the principal securities trading market is in the Pacific Basin; or

     o Securities of companies, wherever organized, when at least 50% of a company's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in the Pacific Basin.

         Under normal market conditions, the Fund may invest up to 35% of its assets in equity securities of U.S. and other non-Pacific Basin issuers (excluding Japan). The Fund may invest up to 35% of its total assets in foreign and domestic high-grade debt securities if the Adviser determines that the capital appreciation of debt securities is likely to equal or exceed the capital appreciation of equity securities.

         Scudder Pacific Opportunities Fund may for temporary defensive purposes invest without limit in debt instruments as well as cash and cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in common stock, preferred stock (either convertible or non-convertible), depository receipts, rights, warrants, illiquid securities, when-issued securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

         Scudder Small Company Value Fund pursues long-term growth of capital by investing in undervalued stocks of small U.S. companies. The fund normally invests at least 90% of its assets in common stocks of companies that are similar in size to those included in the Russell 2000 index--a widely used benchmark of small stock performance. Typically, these companies have a stock market value of less than $1.5 billion. Companies represented in the portfolio of the Fund typically have the following characteristics:

     o Attractive valuations relative to the Russell 2000 Index -- a widely used benchmark of small stock performance -- based on measures such as price to earnings, price to book value and price to cash flow ratios.

     o    Favorable trends in earnings growth rates and stock price momentum.

         While the Fund invests predominately in common stocks, it can purchase other types of equity securities including preferred stocks (convertible securities), rights, warrants and illiquid securities. The Fund may invest up to 20% of its assets in U.S. Treasury, agency and instrumentality obligations, may enter into repurchase agreements and reverse repurchase agreements and may engage in strategic transactions, using such derivatives contracts as index options and futures, to increase stock market participation, enhance liquidity and manage transaction costs.

         Scudder Small Company Value Fund may for temporary defensive purposes invest without limit in cash and cash equivalents. It is impossible to accurately predict how long such alternative strategies may be utilized.

         The Japan Fund is a diversified mutual fund which seeks to achieve long-term capital appreciation by investing primarily in equity securities (including American Depositary Receipts) of Japanese companies. Equity securities are defined as common and preferred stock, debt securities convertible into common stock (sometimes referred to as "convertible debentures") and common stock purchase warrants. Under normal conditions, the Fund will invest at least 80% of its assets in Japanese securities, that is, securities issued by entities that are organized under the laws of Japan ("Japanese companies"), securities of affiliates of Japanese companies, wherever organized or traded, and securities of issuers not organized under the laws of Japan but deriving 50% or more of their revenues from Japan. These securities may include debt securities (Japanese government debt securities and debt securities of Japanese companies) when the Adviser believes that the potential for capital appreciation from investment in debt securities equals or exceeds that available from investment in equity securities. The Fund may also invest up to 30% of its net assets in equity securities of Japanese companies which are traded in an over-the-counter market. These are generally securities of relatively small or little-known companies that the Adviser believes have above-average earnings growth potential. The Fund may invest up to 20% of its assets in cash or short-term government or other short-term prime obligations in order to have funds readily available for general corporate purposes, including the payment of operating expenses, dividends and redemptions, or the investment in securities through exercise of rights or otherwise, or in repurchase agreements. Where the Adviser determines that market or economic conditions so warrant, the Fund may, for temporary defensive purposes, invest more than 20% of its assets in cash or such securities. It is impossible to predict for how long such alternate strategies may be utilized. In addition, the Fund may invest in illiquid securities, options, futures contracts, warrants, reverse repurchase agreements and may engage in securities lending and strategic transactions.

         Scudder 21st Century Growth Fund pursues long-term growth of capital by investing in emerging growth companies that have the potential to be leaders in the next century. Emerging growth companies tend to be small or little-known companies that have strong prospects for growth because they may offer such things as cutting edge products, unique services, innovative distribution channels or technological advances. The fund normally invests at least 80% of its assets in common stocks of companies that are similar in size to those included in the Russell 2000 index -- a widely used benchmark of small stock performance. Typically, these companies have a stock market value of less than $1.5 billion. The Adviser believes these companies are well-positioned for above-average earnings growth and/or greater market recognition. Such favorable prospects may be a result of new or innovative products or services a given company is developing or provides, products or services that have the potential to impact significantly the industry in which the company competes or to change dramatically customer behavior in the 21st century. To help reduce risk in its search for high quality, emerging growth companies, the Adviser allocates the Fund's investments among many companies and different industries in the U.S. and, where opportunity warrants, abroad as well. Emerging growth companies are those with the ability, in the Adviser's opinion, to expand earnings per share by at least 15% per annum over the next three to five years at a minimum.

         The Fund may for temporary, defensive or emergency purposes invest without limit in cash and high quality debt securities without equity features, which are rated Aaa, Aa or A by Moody's or AAA, AA or A by S&P, or , if unrated, are deemed by the Adviser to be of equivalent quality, U.S. Government securities and invest in money market instruments which are rated in the two highest categories by Moody's or S&P or, if unrated, are deemed by the Adviser to be of equivalent quality. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in shares of preferred stocks, convertible securities, rights, warrants, reverse repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

         The Fund has adopted 144a procedures for the valuation of illiquid securities.

         Value Fund -- Scudder Shares seeks long-term growth of capital through investment in undervalued equity securities. The Fund invests primarily in common stock of larger, established domestic companies with market capitalization of at least $1 billion that the Fund's portfolio management team believes are undervalued in the marketplace. The Fund invests at least 80% of its assets in equity securities, which consist of common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Fund may invest up to 20% of its total assets in debt obligations, including zero coupon securities, may enter into repurchase agreements, reverse repurchase agreements and may also engage in strategic transactions including derivatives for hedging purposes and to seek to increase gain. The debt securities in which the Fund may be invested may be rated below investment-grade, although the Fund will invest no more than 10% of its net assets in securities rated B or lower by S&P or Moody's, and may not invest more than 5% of its net assets in securities rated C by Moody's or D by S&P.

         Value Fund -- Scudder Shares may for temporary defensive purposes invest without limit in cash and cash equivalents. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in illiquid securities and may engage in securities lending.

         If you require more detailed information about an Underlying Scudder Fund call Scudder Investor Relations at 1-800-SCUDDER to obtain the complete prospectus and statement of additional information for that fund.

         The following chart shows the Average Annual Total Returns for each of the Underlying Scudder Funds for their most recent one-, five-, ten-year periods ended December 31, 1998 or the life of fund if shorter.

                                                              Assets
                                                               as of                           Average Annual Total Returns
                                               Inception      11/1/99        One          Five              Ten          Life of
                                                Date      (in millions)      Year         Years            Years           Fund
                                                ----      -------------      ----         -----            -----           ----
Money Market Fund
Scudder Cash Investment Trust                  7/23/76      1,115.3           4.83         4.66             5.19             --
Scudder Money Market Series - Scudder          7/7/97           936           5.46           --               --             --
Premium Money Market Shares
Bond Mutual Funds
Scudder Corporate Bond Fund                    8/31/98         39.3            --            --               --             --
Scudder Emerging Markets Income Fund           12/31/93       192.2        (30.30)         3.11               --           3.11
Scudder Global Bond Fund                       3/1/91          84.8          11.45         4.21                            5.43
Scudder GNMA Fund                              7/5/85         360.5           6.92         6.40             8.25             --
Scudder High Yield Bond Fund                   6/28/96        172.9           4.52          --                --          11.46
Scudder Income Fund                            5/10/28        732.9           6.11         6.20             8.81             --
Scudder International Bond Fund                7/1/88         114.8          12.63         2.09             8.18             --
Scudder Short Term Bond Fund                   4/2/84         811.0           4.34         4.35             7.23             --

                                       16

                                                              Assets
                                                               as of                           Average Annual Total Returns
                                               Inception      11/1/99        One          Five              Ten          Life of
                                                Date      (in millions)      Year         Years            Years           Fund
                                                ----      -------------      ----         -----            -----           ----

Equity Mutual Funds
Classic Growth Fund-Scudder Shares             9/9/96         142.1          34.86           --               --           36.89
Scudder Development Fund                       1/18/71        724.0           8.01        12.63            15.32              --
Scudder Emerging Markets Growth Fund           5/8/96         103.6         (24.42)          --               --          (3.83)
Global Discovery Fund-Scudder Shares           9/10/91        403.6          16.43        11.08               --         (12.83)
Scudder Global Fund                            7/23/86      1,504.5          12.59        11.61            13.59              --
Scudder Gold Fund                              8/22/88        114.2         (16.71)       (7.37)           (1.62)             --
Scudder Greater Europe Growth Fund             10/10/94     1,036.2          29.20        29.30               --           24.06
Scudder Growth and Income Fund                 3/15/29      6,877.0           6.07        17.85            16.37              --
Scudder International Fund                     6/15/54      4,000.0          18.62         9.82            10.63              --
Scudder International Growth and Income        6/30/97         40.4           9.45           --               --            4.57
   Fund
Scudder Large Company Growth Fund              5/15/91        972.4          33.23        22.28               --           18.76
Scudder Large Company Value Fund               6/6/56       2,390.1           9.50        15.54            15.44              --
Scudder Latin America Fund                     12/08/92       453.4         (29.70)       (0.65)              --            9.74
Scudder Micro Cap Fund                         8/12/96         69.6          35.19           --               --           31.72
Scudder Pacific Opportunities Fund             12/08/92       144.4         (12.63)      (13.43)              --          (4.09)
Scudder Small Company Value Fund               10/6/95        244.5           5.54                                         17.29
Scudder 21st Century Growth Fund               9/9/96          95.3           3.55                                          4.96
Value Fund-Scudder Shares                      12/31/92       411.5          11.90        19.77               --           18.36
The Japan Fund                                 4/19/62*     1,131.5          24.29        (1.05)           (0.62)             --

* From April 19, 1962 until August 14, 1987, the Fund operated as a closed-end diversified management investment company.

All  total  return   calculations   assume  that  dividends  and  capital  gains
distributions,  if any, were reinvested.

Performance figures are historical and are not intended to indicate future investment performance.

Risk Factors of Underlying Scudder Funds

         In pursuing their investment objectives, each of the Underlying Scudder Funds is permitted to engage in a wide range of investment policies. The Underlying Scudder Funds' risks are determined by the nature of the securities held and the portfolio management strategies used by the Adviser. Certain of these policies are described in the "Glossary" and further information about the Underlying Scudder Funds is contained in the prospectuses of such funds. Because each Portfolio invests in certain of the Underlying Scudder Funds, shareholders of each Portfolio will be affected by these investment policies in direct proportion to the amount of assets each Portfolio allocates to the Underlying Scudder Funds pursuing such policies.

Investment Restrictions of the Portfolios

         The policies set forth below are fundamental policies of each Portfolio and may not be changed with respect to each of the Portfolios without the approval of a majority of such Portfolio's outstanding shares. As used in this combined Statement of Additional Information, a "majority of the outstanding voting securities of a Portfolio" means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Portfolio are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of such Portfolio.

         Each Portfolio has elected to be classified as a diversified series of an open-end investment company. In addition, as a matter of fundamental policy, each Portfolio will not:

     (1) borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

     (2) issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

     (3) engage in the business of underwriting securities issued by others, except to the extent that a Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

     (4) concentrate its investments in investment companies, as the term "concentrate" is used in the Investment Company Act of 1940, as amended and interpreted by regulatory authority having jurisdiction from time to time; except that each Portfolio may concentrate in an underlying Fund. However, each Underlying Scudder Fund in which each Portfolio will invest may concentrate its investments in a particular industry;

     (5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities;

     (6) purchase physical commodities or contracts relating to physical commodities; or

     (7) make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         Nonfundamental policies may be changed by the Trustees of the Trust without shareholder approval. As a matter of nonfundamental policy, each Portfolio does not currently intend to:

     (a) invest in companies for the purpose of exercising management or control.

     (b) (i) borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, entering into dollar rolls, or making other investments or engaging in other transactions which may be deemed to be borrowings but are consistent with each Portfolio's investment objective.

         Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Portfolios.


         The Trust's Board of Trustees has approved the filing of an application for exemptive relief with the SEC which would permit the Portfolios to participate in an interfund lending program among certain investment companies advised by the Adviser. If the Portfolios receive the requested relief, the interfund lending program would allow the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program would be subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund would participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings would extend overnight, but could have a maximum duration of seven days. Loans could be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Portfolios are actually engaged in borrowing through the interfund lending program, the Portfolios, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging).




                                    PURCHASES


Additional Information About Opening An Account

         Clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 of Portfolio shares through Scudder Investor Services, Inc. (the "Distributor") by letter, fax, or telephone.

         Shareholders of other Scudder funds who have submitted an account application and have a certified Tax Identification Number, clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire. These investors must call 1-800-SCUDDER to get an account number. During the call, the investor will be asked to indicate the Portfolio name, amount to be wired ($2,500 minimum), name of bank or trust company from which the wire will be sent, the exact registration of the new account, the taxpayer identification or Social Security number, address and telephone number. The investor must then call the bank to arrange a wire transfer to The Scudder Funds, State Street Bank and Trust Company, Boston, MA 02110, ABA Number 011000028, DDA Account Number: 9903-5552. The investor must give the Scudder fund name, account name and the new account number. Finally, the investor must send the completed and signed application to the Portfolio promptly.

         The minimum initial purchase amount is less than $2,500 under certain special plan accounts.

Minimum Balances

         Shareholders should maintain a share balance worth at least $2,500 ($1,000 for fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minors Act, and Uniform Transfers to Minors Act accounts), which amount may be changed by the Board of Trustees. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $100/month ($50/month for fiduciary/custodial accounts) is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

     The Portfolio reserves the right, following 60 days' written notice to applicable shareholders, to:

     o assess an annual $10 per fund charge (with the fee to be paid to the Portfolio) for any non-fiduciary/non-custodial account without an automatic investment plan (AIP) in place and a balance of less than $2,500; and

     o redeem all shares in Portfolio accounts below $1,000 where a reduction in value has occurred due to a redemption, exchange or transfer out of the account. The Portfolio will mail the proceeds of the redeemed account to the shareholder at the address of record.

         Reductions in value that result solely from market activity will not trigger an annual fee or involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to a fee or automatic redemption.

         Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or
UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Additional Information About Making Subsequent Investments

         Subsequent purchase orders for $10,000 or more and for an amount not greater than four times the value of the shareholder's account may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks. Contact the Distributor at 1-800-SCUDDER for additional information. A confirmation of the purchase will be mailed out promptly following receipt of a request to buy. Federal regulations require that payment be received within three business days. If payment is not received within that time, the order is subject to cancellation. In the event of such cancellation or cancellation at the purchaser's request, the purchaser will be responsible for any loss incurred by the Portfolio or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Trust shall have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the Portfolio or the principal underwriter for the loss incurred. Net losses on such transactions which are not recovered from the purchaser will be absorbed by the principal underwriter. Any net profit on the liquidation of unpaid shares will accrue to the Portfolio.

Additional Information About Making Subsequent Investments by QuickBuy

         Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickBuy program, may purchase shares of the Portfolio by telephone. Through this service shareholders may purchase up to $250,000. To purchase shares by QuickBuy, shareholders should call before the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange"), normally 4 p.m. eastern time. Proceeds in the amount of your purchase will be transferred from your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. QuickBuy requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day. If you purchase shares by QuickBuy and redeem them within seven days of the purchase, the Portfolio may hold the redemption proceeds for a period of up to seven days. If you purchase shares and there are insufficient funds in your bank account the purchase will be canceled and you may be subject to any losses or fees incurred in the transaction. QuickBuy transactions are not available for most retirement plan accounts. However, QuickBuy transactions are available for Scudder IRA accounts.

         In order to request purchases by QuickBuy, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish QuickBuy may so indicate on the application. Existing shareholders who wish to add QuickBuy to their account may do so by completing a QuickBuy Enrollment Form. After sending in an enrollment form, shareholders should allow 15 days for this service to be available.

         Each Portfolio employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Portfolio does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Portfolios will not be liable for acting upon instructions communicated by telephone that they reasonably believe to be genuine.

Checks

         A certified check is not necessary, but checks are only accepted subject to collection at full face value in U.S. funds and must be drawn on, or payable through, a U.S. bank.

         If shares of a Portfolio are purchased by a check which proves to be uncollectible, the Trust reserves the right to cancel the purchase immediately and the purchaser may be responsible for any loss incurred by the Trust or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Trust will have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the Portfolio or the principal underwriter for the loss incurred. Investors whose orders have been canceled may be prohibited from, or restricted in, placing future orders in any of the Scudder funds.

Wire Transfer of Federal Funds

         To obtain the net asset value determined as of the close of regular trading on the Exchange on a selected day, your bank must forward federal funds by wire transfer and provide the required account information so as to be available to the Portfolio prior to the close of regular trading on the Exchange (normally 4 p.m. eastern time).

         The bank sending an investor's federal funds by bank wire may charge for the service. Presently, the Distributor pays a fee for receipt by State Street Bank and Trust Company (the "Custodian") of "wired funds," but the right to charge investors for this service is reserved.

         Boston banks are closed on certain holidays although the Exchange may be open. These holidays include Columbus Day (the 2nd Monday in October) and Veterans Day (November 11). Investors are not able to purchase shares by wiring federal funds on such holidays because the Custodian is not open to receive such federal funds on behalf of a Portfolio.

Share Price

         Purchases will be filled without sales charge at the net asset value next computed after the receipt of a purchase request in good order. Net asset value normally will be computed as of the close of regular trading on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will receive the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of that member broker, rather than the Portfolio, to forward the purchase order to Scudder Service Corporation (the "Transfer Agent") by the close of regular trading on the Exchange.

Share Certificates

         Due to the desire of the Trust's management to afford ease of redemption, certificates will not be issued to indicate ownership in a Portfolio. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares.

Other Information

         Each Portfolio has authorized certain members of the NASD other than the Distributor to accept purchase and redemption orders for its shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Portfoios' behalf. Orders for purchase or redemption will be deemed to have been received by a Portfolio when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between a Portfolio and the broker, ordinarily orders will be priced at the Portfolio's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of a Portfolios' shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Portfolios' principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of Portfolio shares at any time for any reason.

         The Board of Trustees and the Distributor each has the right to limit, for any reason, the amount of purchases by, and to refuse to, sell to any person, and each may suspend or terminate the offering of Portfolio shares at any time for any reasons.

         The Tax Identification Number section of the application must be completed when opening an account. Applications and purchase orders without a correct certified tax identification number and certain other certified information (e.g. from exempt organizations, certification of exempt status) will be returned to the investor. The Portfolios reserve the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the Portfolios with a tax identification number during the 30-day notice period.

The Trust may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company or personal holding company, subject to the requirements of the 1940 Act.

                            EXCHANGES AND REDEMPTIONS

Exchanges

         Exchanges are comprised of a redemption from one Scudder fund and purchase into another Scudder fund. The purchase side of the exchange may be either an additional investment into an existing account or may involve opening a new account in another fund. When an exchange involves a new account, the new account will be established with the same registration, tax identification number, address, telephone redemption option, "Scudder Automated Information Line" (SAIL) transaction authorization and dividend option as the existing account. Other features will not carry over automatically to the new account. Exchanges into a new fund account must be for a minimum of $2,500. When an exchange represents an additional investment into an existing account, the account receiving the exchange proceeds must have identical registration, tax identification number, address, and account options/features as the account of origin. Exchanges into an existing account must be for $100 or more. If the account receiving the exchange proceeds is to be different in any respect, the exchange request must be in writing and must contain an original signature guarantee.

         Exchange orders received before the close of regular trading on the Exchange on any business day ordinarily will be executed at the respective net asset values determined on that day. Exchange orders received after the close of regular trading on the Exchange will be executed on the following business day.

         Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from one Scudder fund to an existing account in another Scudder fund, at current net asset value, through Scudder's Automatic Exchange Program. Exchanges must be for a minimum of $50. Shareholders may add this free feature over the telephone or in writing. Automatic exchanges will continue until the shareholder requests by telephone or in writing to have the feature removed, or until the originating account is depleted. The Trust and the Transfer Agent each reserves the right to suspend or terminate the privilege of the Automatic Exchange Program at any time.

         There is no charge to the shareholder for any exchange described above (except for exchanges from funds which impose a redemption fee on shares held less than a year). An exchange into another Scudder fund is a redemption of shares, and therefore may result in tax consequences (gain or loss) to the shareholder and the proceeds of such exchange may be subject to backup withholding. (See "TAXES.")

         Investors currently receive the exchange privilege, including exchange by telephone, automatically without having to elect it. Each Portfolio employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Portfolios do not follow such procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions. Each Portfolio will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. The Portfolios and the Transfer Agent each reserves the right to suspend or terminate the privilege of exchanging by telephone or fax at any time.

         The Scudder funds into which investors may make an exchange are listed under "THE SCUDDER FAMILY OF FUNDS" herein. Before making an exchange, shareholders should obtain from the Distributor a prospectus of the Scudder fund into which the exchange is being contemplated. The exchange privilege may not be available for certain Scudder funds or classes thereof. For more information, please call 1-800-SCUDDER.

         Scudder retirement plans may have different exchange requirements. Please refer to appropriate plan literature.

Redemption By Telephone

         Shareholders currently receive the right, automatically without having to elect it, to redeem by telephone up to $100,000 and have the proceeds mailed to their address of record. Shareholders may also request to have the proceeds mailed or wired to their predesignated bank account. In order to request wire redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent.

     (a)  NEW  INVESTORS  wishing  to  establish   telephone   redemption  to  a
          designated bank account must complete the appropriate section on the application.

     (b) EXISTING SHAREHOLDERS (except those who are Scudder IRA, Scudder Profit-Sharing or Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) planholders) who wish to establish telephone redemption to a predesignated bank account or who want to change the bank account previously designated to receive redemption proceeds should either return a Telephone Redemption Option Form (available upon request) or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appears on the account. An original signature and an original signature guarantee are required for each person in whose name the account is registered.

         Telephone redemption is not available with respect to shares held in IRA accounts.

         If a request for a redemption to a shareholder's bank account is made by telephone or fax, payment will be by Federal Reserve bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account. There will be a $5 charge for all wire redemptions.

         Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

         The Trust employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Trust does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Trust will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

         Redemption requests by telephone (technically a repurchase by agreement between a Portfolio or fund and the shareholder) of shares purchased by check will not be accepted until the purchase check has cleared.

Redemption by QuickSell

         Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickSell program may sell shares of the Portfolio by telephone. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, normally 4:00 p.m. eastern time, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. QuickSell requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day. QuickSell transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

         In order to request redemptions by QuickSell, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which redemption proceeds will be credited. New investors wishing to establish QuickSell may so indicate on the application. Existing shareholders who wish to add QuickSell to their account may do so by completing a QuickSell Enrollment Form. After sending in an enrollment form, shareholders should allow 15 days for this service to be available.

         The Portfolio's procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Portfolios will not be liable for acting upon instructions communicated by telephone that they reasonably believe to be genuine.

Redemption by Mail or Fax

         In order to ensure proper authorization before redeeming shares, the Transfer Agent may request additional documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor/executrix, certificates of corporate authority and waivers of tax (required in some states when settling estates).

         It is suggested that shareholders holding shares registered in other than individual names contact the Transfer Agent prior to any redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary agent, attorney or partnership, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within seven (7) days after receipt by the Transfer Agent of a request for redemption that complies with the above requirements. Delays of more than seven (7) days of payment for shares tendered for repurchase or redemption may result, but only until the purchase check has cleared.

         The requirements for IRA redemptions are different from those for regular accounts. For more information call 1-800-SCUDDER.

Redemption-in-Kind

         The Trust reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust and valued as they are for purposes of computing a Portfolios' net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Portfolio is generally obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the relevant Portfolio at the beginning of the period.

Other Information

         Clients, officers or employees of the Adviser or of an affiliated organization, and members of such clients', officers' or employees' immediate families, banks and members of the NASD may direct repurchase requests to a Portfolio through Scudder Investor Services, Inc. at Two International Place, Boston, Massachusetts 02110-4103 by letter, telegram, or telephone. A two-part confirmation will be mailed out promptly after receipt of the repurchase request. A written request in good order and any certificates with proper original signature guarantee, as described in each Portfolios' combined prospectus under "Transaction information - Signature guarantees", should be sent with a copy of the invoice to Scudder Funds, c/o Scudder Confirmed Processing, Two International Place, Boston, Massachusetts 02110-4103. Failure to deliver shares or required documents (see above) by the settlement date may result in cancellation of the trade and the shareholder will be responsible for any loss incurred by a Portfolio or the principal underwriter by reason of such cancellation. Net losses on such transactions which are not recovered from the shareholder will be absorbed by the principal underwriter. Any net gains so resulting will accrue to the Portfolio. For this group, repurchases will be carried out at the net asset value next computed after such repurchase requests have been received. The arrangements described in this paragraph for repurchasing shares are discretionary and may be discontinued at any time.

         If a shareholder redeems all shares in the account after the record date of a dividend, the shareholder receives in addition to the net asset value thereof, all declared but unpaid dividends thereon. The value of shares redeemed or repurchased may be more or less than the shareholder's cost depending on the net asset value at the time of redemption or repurchase. The Trust does not impose a redemption or repurchase charge, although a wire charge may be applicable for redemption proceeds wired to an investor's bank account. Redemption of shares, including redemptions undertaken to effect an exchange for shares of another Portfolio or Scudder fund, may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding. (See "TAXES.")

         Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, trustee or custodian of the Plan for the requirements.

         The determination of net asset value and a shareholder's right to redeem shares and to receive payment may be suspended at times (a) during which the Exchange is closed, other than customary weekend and holiday closings, (b) during which trading on the Exchange is restricted for any reason, (c) during which an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or (d) during which the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment or of redemption; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c) or
(d) exist.

                    FEATURES AND SERVICES OFFERED BY THE FUND

The No-Load Concept

         Investors are encouraged to be aware of the full ramifications of mutual fund fee structures, and of how Scudder distinguishes its Scudder Family of Funds from the vast majority of mutual funds available today. The primary distinction is between load and no-load funds.

         Load funds generally are defined as mutual funds that charge a fee for the sale and distribution of fund shares. There are three types of loads: front-end loads, back-end loads, and asset-based 12b-1 fees. 12b-1 fees are distribution-related fees charged against fund assets and are distinct from service fees, which are charged for personal services and/or maintenance of shareholder accounts. Asset-based sales charges and service fees are typically paid pursuant to distribution plans adopted under 12b-1 under the 1940 Act.

         A front-end load is a sales charge, which can be as high as 8.50% of the amount invested. A back-end load is a contingent deferred sales charge, which can be as high as 8.50% of either the amount invested or redeemed. The maximum front-end or back-end load varies, and depends upon whether or not a fund also charges a 12b-1 fee and/or a service fee or offers investors various sales-related services such as dividend reinvestment. The maximum charge for a 12b-1 fee is 0.75% of a fund's average annual net assets, and the maximum charge for a service fee is 0.25% of a fund's average annual net assets.

         A no-load fund does not charge a front-end or back-end load, but can charge a small 12b-1 fee and/or service fee against fund assets. Under the National Association of Securities Dealers Conduct Rules, a mutual fund can call itself a "no-load" fund only if the 12b-1 fee and/or service fee does not exceed 0.25% of a fund's average annual net assets.

         Scudder pioneered the no-load concept when it created the nation's first no-load fund in 1928, and later developed the nation's first family of no-load mutual funds.

         Investors are encouraged to review the fee tables of the Portfolios' combined prospectus for more specific information about the rates at which management fees and other expenses are assessed.

Internet access

World   Wide  Web  Site  --  The   address   of  the   Scudder   Funds  site  is
http://funds.scudder.com. The site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view fund prospectuses and profiles with links between summary information in Profiles and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on funds.

Account Access -- Scudder is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

         Scudder's personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

         An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

Dividends and Capital Gains Distribution Options

         Investors have freedom to choose whether to receive cash or to reinvest any dividends from net investment income or distributions from realized capital gains in additional shares of a Portfolio. A change of instructions for the method of payment must be received by the Transfer Agent at least five days prior to a dividend record date. Shareholders also may change their dividend option either by calling 1-800-SCUDDER or by sending written instructions to the Transfer Agent. Please include your account number with your written request. See "Investment Products and Services" in the Portfolios' prospectuses for the address.

         Reinvestment is usually made at the closing net asset value determined on the business day following the record date. Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional shares of a Portfolio.

         Investors may also have dividends and distributions automatically deposited in their predesignated bank account through Scudder's DistributionsDirect Program. Shareholders who elect to participate in the DistributionsDirect Program, and whose predesignated checking account of record is with a member bank of the Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Portfolio pays its distribution. A DistributionsDirect request form can be obtained by calling 1-800-SCUDDER. Confirmation statements will be mailed to shareholders as notification that distributions have been deposited.

         Investors choosing to participate in Scudder's Automatic Withdrawal Plan must reinvest any dividends or capital gains. For most retirement plan accounts, the reinvestment of dividends and capital gains is also required.

Reports to Shareholders

         The Trust issues shareholders unaudited semiannual financial statements and annual financial statements audited by independent accountants, including a list of investments held and statements of assets and liabilities, operations, changes in net assets and financial highlights. The Trust presently intends to distribute to shareholders informal quarterly reports during the intervening quarters, containing a statement of the investments of the Portfolios.

Transaction Summaries

         Annual summaries of all transactions in each Fund account are available to shareholders. The summaries may be obtained by calling 1-800-SCUDDER.

                           THE SCUDDER FAMILY OF FUNDS


         The Scudder Family of Funds is America's first family of mutual funds and the nation's oldest family of no-load mutual funds; a list of Scudder's funds follows.

MONEY MARKET

         Scudder U.S. Treasury Money Fund
         Scudder Cash Investment Trust
         Scudder Money Market Series+
         Scudder Government Money Market Series+

TAX FREE MONEY MARKET

         Scudder Tax Free Money Fund
         Scudder Tax Free Money Market Series+
         Scudder California Tax Free Money Fund*
         Scudder New York Tax Free Money Fund*

TAX FREE

         Scudder Limited Term Tax Free Fund
         Scudder Medium Term Tax Free Fund
         Scudder Managed Municipal Bonds
         Scudder High Yield Tax Free Fund
         Scudder California Tax Free Fund*
         Scudder Massachusetts Limited Term Tax Free Fund*
         Scudder Massachusetts Tax Free Fund*
         Scudder New York Tax Free Fund*
         Scudder Ohio Tax Free Fund*

U.S. INCOME

         Scudder Short Term Bond Fund
         Scudder GNMA Fund
         Scudder Income Fund
         Scudder Corporate Bond Fund
         Scudder High Yield Bond Fund

GLOBAL INCOME

         Scudder Global Bond Fund
         Scudder International Bond Fund
         Scudder Emerging Markets Income Fund

ASSET ALLOCATION

         Scudder Pathway Series: Conservative Portfolio
         Scudder Pathway Series: Balanced Portfolio
         Scudder Pathway Series: Growth Portfolio
--------
+ The institutional class of shares is not part of the Scudder Family of Funds.
* These funds are not available for sale in all states. For information, contact Scudder Investor Services, Inc.

U.S. GROWTH AND INCOME

         Scudder Balanced Fund
         Scudder Dividend & Growth Fund
         Scudder Growth and Income Fund
         Scudder Select 500 Fund
         Scudder 500 Index Fund
         Scudder Real Estate Investment Fund

U.S. GROWTH

Value
         Scudder Large Company Value Fund
         Value Fund-Scudder Shares**
         Scudder Small Company Value Fund
         Scudder Micro Cap Fund
Growth
         Classic Growth Fund-Scudder Shares**
         Scudder Large Company Growth Fund
         Scudder Select 1000 Growth Fund
         Scudder Development Fund
         Scudder 21st Century Growth Fund

GLOBAL EQUITY
          Worldwide Scudder Global Fund
          Scudder International Value Fund
          Scudder International Growth and Income Fund
          Scudder International Fund***
          Scudder International Growth Fund
          Global Discovery Fund-Scudder Shares**
          Scudder Emerging Markets Growth Fund
          Scudder Gold Fund Regional
          Scudder Greater Europe Growth Fund
          Scudder Pacific Opportunities Fund
          Scudder Latin America Fund
          The Japan Fund, Inc.

INDUSTRY SECTOR FUNDS

Choice Series
         Scudder Financial Services Fund
         Scudder Health Care Fund
         Scudder Technology Fund

SCUDDER PREFERRED SERIES

         Scudder Tax Managed Growth Fund
         Scudder Tax Managed Small Company Fund
--------
**   Only the Scudder Shares are part of the Scudder Family of Funds.
***  Only the International Shares are part of the Scudder Family of Funds.

         The net asset values of most Scudder funds can be found daily in the "Mutual Funds" section of The Wall Street Journal under "Scudder Funds," and in other leading newspapers throughout the country. Investors will notice the net asset value and offering price are the same, reflecting the fact that no sales commission or "load" is charged on the sale of shares of the Scudder funds. The latest seven-day yields for the money-market funds can be found every Monday and Thursday in the "Money-Market Funds" section of The Wall Street Journal. This information also may be obtained by calling the Scudder Automated Information Line (SAIL) at 1-800-343-2890.

         Certain Scudder funds or classes thereof may not be available for purchase or exchange. For more information, please call 1-800-SCUDDER.

                              SPECIAL PLAN ACCOUNTS

         Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the "IRS") requirements, may be obtained by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free, 1-800-SCUDDER. The discussions of the plans below describe only certain aspects of the federal income tax treatment of the plan. The state tax treatment may be different and may vary from state to state. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax adviser with respect to the suitability requirements and tax aspects thereof.

         Shares of the Portfolios may also be a permitted investment under profit sharing and pension plans and IRAs other than those offered by the Portfolios' distributor depending on the provisions of the relevant plan or IRA.

         None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.

Scudder Retirement Plans: Profit-Sharing and Money Purchase
Pension Plans for Corporations and Self-Employed Individuals

         Shares of the Fund may be purchased as the investment medium under a plan in the form of a Scudder Profit-Sharing Plan (including a version of the Plan which includes a cash-or-deferred feature) or a Scudder Money Purchase Pension Plan (jointly referred to as the Scudder Retirement Plans) adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietorships and partnerships), or other qualifying organization. Each of these forms was approved by the IRS as a prototype. The IRS's approval of an employer's plan under Section 401(a) of the Internal Revenue Code will be greatly facilitated if it is in such approved form. Under certain circumstances, the IRS will assume that a plan, adopted in this form, after special notice to any employees, meets the requirements of Section 401(a) of the Internal Revenue Code as to form.

Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations and Self-Employed Individuals

         Shares of the Fund may be purchased as the investment medium under a plan in the form of a Scudder 401(k) Plan adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietors and partnerships), or other qualifying organization. This plan has been approved as a prototype by the IRS.

Scudder IRA:  Individual Retirement Account

         Shares of the Fund may be purchased as the underlying investment for an Individual Retirement Account which meets the requirements of Section 408(a) of the Internal Revenue Code.

         A single individual who is not an active participant in an employer-maintained retirement plan, such as a pension or profit sharing plan, a governmental plan, a simplified employee pension plan, a simple retirement account, or a tax-deferred annuity program (a "qualified plan"), and a married individual who is not an active participant in a qualified plan and whose spouse is also not an active participant in a qualified plan, are eligible to make tax deductible contributions of up to $2,000 to an IRA prior to the year such individual attains age 70 1/2. In addition, certain individuals who are active participants in qualified plans (or who have spouses who are active participants) are also eligible to make tax-deductible contributions to an IRA; the annual amount, if any, of the contribution which such an individual will be eligible to deduct will be determined by the amount of his, her, or their adjusted gross income for the year. If an individual is an active participant, the deductibility of his or her IRA contributions in 2000 is phased out if the individual has gross income between $32,000 and $42,000 and is single, if the individual has gross income between $52,000 and $62,000 and is married filing jointly, or if the individual has gross income between $0 and $10,000 and is married filing separately; the phase-out ranges for individuals who are single or married filing jointly are subject to annual adjustment through 2005 and 2007, respectively. If an individual is married filing jointly and the individual's spouse is an active participant but the individual is not, the deductibility of his or her IRA contributions is phased out if their combined gross income is between $150,000 and $160,000. Whenever the adjusted gross income limitation prohibits an individual from contributing what would otherwise be the maximum tax-deductible contribution he or she could make, the individual will be eligible to contribute the difference to an IRA in the form of nondeductible contributions. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable.

         An eligible individual may contribute as much as $2,000 of qualified income (earned income or, under certain circumstances, alimony) to an IRA each year (up to $2,000 per individual for married couples, even if only one spouse has earned income). All income and capital gains derived from IRA investments are reinvested and compound tax-deferred until distributed. Such tax-deferred compounding can lead to substantial retirement savings.

Scudder Roth IRA:  Individual Retirement Account

         Shares of the Fund may be purchased as the underlying investment for a Roth Individual Retirement Account which meets the requirements of Section 408A of the Internal Revenue Code.

         A single individual earning below $95,000 can contribute up to $2,000 per year to a Roth IRA. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $4,000 per year ($2,000 per IRA). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000.

         An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $2,000. No tax deduction is allowed under Section 219 of the Internal Revenue Code for contributions to a Roth IRA. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

         All income and capital gains derived from Roth IRA investments are reinvested and compounded tax-free. Such tax-free compounding can lead to substantial retirement savings. No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one-time use) or upon death or disability. All other distributions of earnings from a Roth IRA are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: disability, certain medical expenses, the purchase of health insurance for an unemployed individual and qualified higher education expenses.

         An individual with an income of $100,000 or less (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. Individuals who complete the rollover in 1998 will be allowed to spread the tax payments over a four-year period. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.

Scudder 403(b) Plan

         Shares of the Fund may also be purchased as the underlying investment for tax sheltered annuity plans under the provisions of Section 403(b)(7) of the Internal Revenue Code. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Internal Revenue Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b) plan.

Automatic Withdrawal Plan

         Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change the payee must be submitted in writing, signed exactly as the account is registered, and contain signature guarantee(s) as described under "Transaction information -- Redeeming shares -- Signature guarantees" in the Fund's prospectus. Any such requests must be received by the Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

         An Automatic Withdrawal Plan request form can be obtained by calling 1-800-225-SCUDDER.

Group or Salary Deduction Plan

         An investor may join a Group or Salary Deduction Plan where satisfactory arrangements have been made with Scudder Investor Services, Inc. for forwarding regular investments through a single source. The minimum annual investment is $240 per investor which may be made in monthly, quarterly, semiannual or annual payments. The minimum monthly deposit per investor is $20. Except for trustees or custodian fees for certain retirement plans, at present there is no separate charge for maintaining group or salary deduction plans; however, the Trust and its agents reserve the right to establish a maintenance charge in the future depending on the services required by the investor.

         The Trust reserves the right, after notice has been given to the shareholder, to redeem and close a shareholder's account in the event that the shareholder ceases participating in the group plan prior to investment of $1,000 per individual or in the event of a redemption which occurs prior to the accumulation of that amount or which reduces the account value to less than $1,000 and the account value is not increased to $1,000 within a reasonable time after notification. An investor in a plan who has not purchased shares for six months shall be presumed to have stopped making payments under the plan.

Automatic Investment Plan

         Shareholders may arrange to make periodic investments through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50.

         The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low the investor will purchase more shares than when the share price is higher. Over a period of time this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.

Uniform Transfers/Gifts to Minors Act

         Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through Scudder's Automatic Investment Plan (AIP). In this case, the minimum initial investment is $500.

         The Trust reserves the right, after notice has been given to the shareholder and custodian, to redeem and close a shareholder's account in the event that regular investments to the account cease before the $1,000 minimum is reached.

                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS


         Each Portfolio intends to follow the practice of distributing all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. Each
Portfolio may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, a Portfolio may retain all or part of such gain for reinvestment after paying the related federal income taxes for which the shareholders may then be asked to claim a credit against their federal income tax liability. (See "TAXES.")

         If a Portfolio does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, a Portfolio may be subject to that excise tax. (See "TAXES.") In certain circumstances, a Portfolio may determine that it is in the interest of shareholders to distribute less than the required amount.

         Earnings and profits distributed to shareholders on redemptions of Portfolio shares may be utilized by a Portfolio, to the extent permissible, as part of the Portfolios' dividends paid deduction on its federal tax return.

         The Conservative Portfolio and the Balanced Portfolio each intend to distribute investment company taxable income, exclusive of net short-term capital gains in excess of net long-term capital losses, on a quarterly basis, and distributions of net capital gains realized during the fiscal year will be made in November or December to avoid federal excise tax, although an additional distribution may be made within three months of its fiscal year end, if necessary. The Conservative and Growth Portfolios intend to distribute their investment company taxable income and any net realized capital gains in November or December to avoid federal excise tax, although an additional distribution may be made within three months of the Portfolios' fiscal year end, if necessary.

         Both types of distributions will be made in Portfolio shares and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable (See "TAXES"), whether made in shares or cash.

         Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Portfolio issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

                             PERFORMANCE INFORMATION


         From time to time, quotations of a Portfolios' performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures will be calculated in the following manner:

Average Annual Total Return

         Average Annual Total Return is the average annual compound rate of return for the periods of one year, five years, ten years or for the life of the Portfolio, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Portfolio's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Portfolio shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):


                               T = (ERV/P)^1/n - 1

Where:
                          P         =      a hypothetical initial payment of $1,000
                          T         =      Average Annual Total Return
                          n         =      number of years
                          ERV       =      ending  redeemable  value:  ERV is the value,  at the end of the applicable  period, of a hypothetical  $1,000 investment made at the beginning of the applicable period.

                           Average Annual Total Return for the periods ended August 31, 1999

                                     One Year            Life of Portfolio^(1)
                                     --------            --------------------

                     Conservative Portfolio                7.62%                    7.51%
                     Balanced Portfolio                    18.27                     9.44
                     Growth Portfolio                      31.69                    13.29

(1) For the period November 15, 1996 (commencement of operations) to August 31, 1999.

Cumulative Total Return

         Cumulative Total Return is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative Total Return quotations reflect changes in the price of a Portfolio's shares and assume that all dividends and capital gains distributions during the period were reinvested in Portfolio shares. Cumulative Total Return is calculated by finding the cumulative rates of return of a hypothetical investment over such periods, according to the following formula (Cumulative Total Return is then expressed as a percentage):

                                 C = (ERV/P) - 1
Where:

                          C         =     Cumulative Total Return
                          P         =     a hypothetical initial investment of $1,000
                          ERV       =     ending  redeemable  value:  ERV is the value, at the end of the applicable period, of a hypothetical  $1,000 investment made at the beginning of the applicable period.

          Cumulative Total Return for the periods ended August 31, 1999

                                     One Year            Life of Portfolio^(1)
                                     --------            --------------------

                     Conservative Portfolio                7.62%                     22.39%
                     Balanced Portfolio                    18.27                     28.63
                     Growth Portfolio                      31.69                     41.66

(1) For the period November 15, 1996 (commencement of operations) to August 31, 1999.

         Quotations of each Portfolio's performance are based on historical earnings and are not intended to indicate future performance. An investor's shares when redeemed may be worth more or less than their original cost. Performance of a Fund will vary based on changes in market conditions and the level of the Portfolio's expenses. There may be quarterly periods following the periods reflected in the performance bar chart in the Portfolio's prospectus which may be higher or lower than those included in the bar chart.

Total Return

         Total Return is the rate of return on an investment for a specified period of time calculated in the same manner as Cumulative Total Return Comparison of Fund Performance.

         A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Portfolio with performance quoted with respect to other investment companies or types of investments.

         In connection with communicating its performance to current or prospective shareholders, a Portfolio also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones
Industrial Average, the Consumer Price Index, Standard & Poor's 500 Composite Stock Price Index (S&P 500), the Nasdaq OTC Composite Index, the Nasdaq Industrials Index, the Russell 2000 Index, the Wilshire Real Estate Securities Index and statistics published by the Small Business Administration.

         From time to time, in advertising and marketing literature, a Portfolio's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as, Investment Company Data, Inc. ("ICD"), Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, a Portfolio will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk. For instance, a Scudder growth fund will be compared to funds in the growth fund category; a Scudder income fund will be compared to funds in the income fund category; and so on. Scudder funds (except for money market funds) may also be compared to funds with similar volatility, as measured statistically by independent organizations.

         From time to time, in marketing and other Portfolio literature, Trustees and officers of the Trust, the Portfolios' portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Portfolios. In addition, the amount of assets that the Adviser has under management in various geographical areas may be quoted in advertising and marketing materials.

         The Portfolios may be advertised as an investment choice in Scudder's college planning program. The description may contain illustrations of projected future college costs based on assumed rates of inflation and examples of hypothetical fund performance, calculated as described above.

         Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.

         Marketing and other Portfolio literature may include a description of the potential risks and rewards associated with an investment in the Funds. The description may include a "risk/return spectrum" which compares the Portfolios to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Funds to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

         Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

         A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

         Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities.

         Evaluation of Portfolio performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Portfolios, including reprints of, or selections from, editorials or articles about these Funds.

                               TRUST ORGANIZATION

         The Portfolios are portfolios of Scudder Pathway Series (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated July 1, 1994. The Trust's authorized capital consists of an unlimited number of shares of beneficial interest of $0.01 par value, all of which are of one class and have equal rights as to voting, dividends and liquidation. The Trust is comprised of three separate portfolios: Conservative Portfolio, Balanced Portfolio, and Growth Portfolio , all of which were organized on July 1, 1994. Each portfolio consists of an unlimited number of shares. The Trustees have the authority to issue additional portfolios to the Trust.

         The Trustees, in their discretion, may authorize the division of shares of a Portfolio into different classes permitting shares of different classes to be distributed by different methods. Although shareholders of different classes of a Portfolio would have interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution. The Trust will vote its shares in each Underlying Scudder Fund in proportion to the vote of all other shareholders of each respective Underlying Scudder Fund.

         The Declaration of Trust (the "Declaration") provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust, will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner provided in the Declaration that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration protects or indemnifies a Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, of reckless disregard of duties involved in the conduct of his or her office.

Investment Adviser

         Scudder Kemper Investments, Inc. (the "Adviser"), an investment counsel firm, acts as investment adviser to the Portfolios. This organization, the predecessor of which is Scudder, Stevens & Clark, Inc., is one of the most experienced investment counsel firms in the U. S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Adviser introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in the Adviser, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of the Adviser. The Adviser's name changed to Scudder Kemper Investments, Inc. On September 7, 1998, the businesses of Zurich

(including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial
Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders.

         Founded  in  1872,  Zurich  is  a  multinational,   public  corporation
organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.

         The principal source of the Adviser's income is professional fees received from providing continuous investment advice. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations as well as providing investment advice to over 280 open and closed-end mutual funds.

         The Adviser maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Adviser receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Adviser's clients. However, the Adviser regards this information and material as an adjunct to its own research activities. The Adviser's international investment management team travels the world, researching hundreds of companies. In selecting the securities in which the Portfolios may invest, the conclusions and investment decisions of the Adviser with respect to the Funds are based primarily on the analyses of its own research department.

         Certain investments may be appropriate for a portfolio and also for other clients advised by the Adviser. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Adviser in the interest of achieving the most favorable net results to that fund.

         In certain cases, the investments for a portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Adviser, that have similar names, objectives and investment styles. You should be aware that the Portfolios are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of these other mutual funds.

         The present investment management agreements (the "Agreements") were approved by the Trustees on August 10, 1998, became effective September 7, 1998, and were approved at a shareholder meeting held on December 15, 1998. The Agreements will continue in effect only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Adviser or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the respective Portfolio. The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of their assignment.

         Each Portfolio expects to operate at a zero expense level. Under the Agreement with the trust, and the Special Servicing Agreement, the Adviser has agreed to bear any expenses of the Trust which exceed the estimated savings to each Underlying Scudder Fund. Of course, shareholders of the Trust will still indirectly bear their fair and proportionate share of the cost of operating the Underlying Scudder Funds in which the Trust invests because, the Trust, as a shareholder of the Underlying Scudder Funds, will bear its proportionate share of any fees and expense paid by the Underlying Scudder Funds. The Trust, as a shareholder of the selected Underlying Scudder Funds, will benefit only from cost-sharing reductions in proportion to its interests in such Underlying Scudder Funds.

         The term Scudder Investments is the designation given to the services provided by Scudder Kemper Investments, Inc. and its affiliates to the Scudder Family of Funds.

AMA InvestmentLink(SM) Program

     Pursuant to an Agreement between the Adviser and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Adviser has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Adviser with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Adviser will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment adviser or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Adviser (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Personal Investments by Employees of the Adviser

         Employees of the Adviser are permitted to make personal securities transactions, subject to requirements and restrictions set forth in the
Adviser's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Portfolios. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Management Fees of Underlying Scudder Funds

         The Adviser has agreed not to be paid a management fee for performing its services. However, the Adviser will receive management fees from managing the Underlying Scudder Funds in which each Portfolio invests.

         Each Underlying Scudder Fund pays the Adviser a management fee as determined by the Investment Management Agreement between each Underlying Scudder Fund and the Adviser. As manager of the assets of each Underlying Scudder Fund, the Adviser directs the investments of an Underlying Scudder Fund in accordance with each Underlying Scudder Fund's investment objective, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by an Underlying Scudder Fund. If an Underlying Scudder Fund's expenses, exclusive of taxes, interest and extraordinary expenses, exceed specified limits, such excess up to the amount of the management fee, will be paid by the Adviser.

         The management fees and total operating expenses of the Underlying Scudder Funds are as follows:

                                                    Fiscal Year       Total        Management          Total          Management
Name of Fund                                            End          Expenses        Fee (%)         Expenses (%)      Fee (%) after
------------                                      ---------------    --------       --------       -------------    --------------
                                                                                                       after             waiver
                                                                                                       -----             ------
                                                                                                 reimbursementand/or
                                                                                                 -------------------
                                                                                                      waiver
                                                                                                      ------

Scudder Cash Investment Trust                          5/31/99         1.02             0.43            0.85               0.26
Scudder Money Market Series - Scudder Premium          5/31/99         0.34             0.25            0.29               0.20
Money Market Shares
Scudder Corporate Bond Fund                            1/31/99         2.55             0.65            0.00               0.00

                                       37

                                                    Fiscal Year       Total        Management          Total          Management
Name of Fund                                            End          Expenses        Fee (%)         Expenses (%)      Fee (%) after
------------                                      ---------------    --------       --------       -------------    --------------
                                                                                                       after             waiver
                                                                                                       -----             ------
                                                                                                 reimbursementand/or
                                                                                                 -------------------
                                                                                                      waiver
                                                                                                      ------
Scudder Emerging Markets Income Fund                   10/31/99        1.56             1.00            --                    --
Scudder Global Bond Fund                               10/31/99        1.48             0.75            1.25               0.52
Scudder GNMA Fund                                      3/31/99         0.94             0.63            --                    --
Scudder High Yield Bond Fund                           1/31/99         1.21             0.70            0.75               0.24
Scudder Income Fund                                    1/31/99         1.33             0.60            0.95               0.22
Scudder International Bond Fund                        6/30/99         1.58             0.73            1.50               0.65
Scudder Short Term Bond Fund                           12/31/98        0.86             0.54            0.85               0.53
Scudder Classic Growth Fund                            10/31/99        1.84             0.70            1.59               0.45
Scudder Development Fund                               7/31/99         1.51             0.98            --                  --
Scudder Emerging Markets Growth Fund                   10/31/99        2.31             1.25            2.25               1.19
Scudder Global Fund                                    8/31/99         1.35             0.94            1.35               0.94
Scudder Global Discovery Fund                          10/31/99        1.65             1.10            --                 --
Scudder Gold Fund                                      6/30/99         2.13             1.00            --                 --
Scudder Greater Europe Growth Fund                     10/31/98        1.48             1.00            --                 --
Scudder Growth and Income Fund                         12/31/99        0.74             0.44            --                 --
Scudder International Fund                             8/31/99         1.17             0.81            --                 --
Scudder International Growth and Income Fund           8/31/99         2.42             1.00            1.75               0.33
Scudder Large Company Growth Fund                      7/31/99         1.19             0.70            --                 --
Scudder Large Company Value Fund                       7/31/99         0.88             0.63            --                 --
Scudder Latin America Fund                             10/31/99        1.87             0.62            --                 --
Scudder Micro Cap Fund                                 8/31/99         1.61             0.75            --                 --
Scudder Pacific Opportunities Fund                     10/31/99        2.46             1.10            --                 --
Scudder Small Company Value Fund                       7/31/99         1.39             0.75            1.25               0.61
Scudder 21st Century Growth Fund                       8/31/99         2.17             1.00            1.75               0.58
Scudder Value Fund                                     9/30/99         1.23             0.70            1.23               0.70
The Japan Fund, Inc.                                   12/31/98        1.26             0.78            --                 --

         Officers and employees of the Adviser from time to time may have transactions with various banks, including the Portfolios' custodian bank. It is the Adviser's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Trust relationships.

         The Adviser may serve as adviser to other funds with investment objectives and policies similar to those of the Portfolios that may have different distribution arrangements or expenses, which may affect performance.

         None of the officers or Trustees may have dealings with the Trust as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Trust.

                           SPECIAL SERVICING AGREEMENT

         The Special Servicing Agreement (the "Service Agreement") was entered into among the Adviser, the Underlying Scudder Funds, Scudder Service Corporation, Scudder Fund Accounting Corporation, Scudder Investor Services, Inc., Scudder Trust Company and the Trust. Under the Service Agreement, the Adviser arranges for all services pertaining to the operation of the Trust including the services of Scudder Service Corporation and Scudder Fund Accounting Corporation to act as Shareholder Servicing Agent and Fund Accounting Agent, respectively, for each Portfolio. In addition, the Service Agreement provides that, if the officers of any Underlying Scudder Fund, at the direction of the Board of Directors/Trustees, determine that the aggregate expenses of a Portfolio are less than the estimated savings to the Underlying Scudder Fund from the operation of that Portfolio, the Underlying Scudder Fund will bear those expenses in proportion to the average daily value of its shares owned by that Portfolio. No Underlying Scudder Fund will bear such expenses in excess of the estimated savings to it. Such savings are expected to result primarily from the elimination of numerous separate shareholder accounts which are or would have been invested directly in the Underlying Scudder Funds and the resulting reduction in shareholder servicing costs. In this regard, the shareholder servicing costs to any Underlying Scudder Fund for servicing one account registered to the Trust would be significantly less than the cost to that same Underlying Scudder Fund of servicing the same pool of assets contributed in the typical fashion by a large group of individual shareholders owning small accounts in each Underlying Scudder Fund.

         Based on actual expense data from the Underlying Scudder Funds and certain very conservative assumptions with respect to the Trust, the Adviser, the Underlying Scudder Funds, Scudder Service Corporation, Scudder Investor Services, Inc., Scudder Fund Accounting Corporation, Scudder Trust Company and the Series anticipate that the aggregate financial benefits to the Underlying Scudder Funds from these arrangements will exceed the costs of operating the Portfolios. If such turns out to be the case, there will be no charge to the Trust for the services under the Service Agreement. Rather, in accordance with the Service Agreement, such expenses will be passed through to the Underlying Scudder Funds in proportion to the value of each Underlying Scudder Fund's shares held by each Portfolio.

         In the event that the aggregate financial benefits to the Underlying Scudder Funds do not exceed the costs of a Portfolio, the Adviser will pay, on behalf of that Portfolio, that portion of costs, as set forth herein, determined to be greater than the benefits. The determination of whether and the extent to which the benefits to the Underlying Scudder Funds from the organization of the Trust will exceed the costs to such funds will be made based upon the analysis criteria set forth in the Order. This cost-benefit analysis was initially reviewed by the Directors/Trustees of the Underlying Scudder Funds before participating in the Service Agreement. For future years, there will be an annual review of the Service Agreement to determine its continued appropriateness for each Underlying Scudder Fund.

         Certain non-recurring and extraordinary expenses will not be paid in accordance with the Service Agreement including: the fees and costs of actions, suits or proceedings and any penalties or damages in connection therewith, to which the Trust and/or a Portfolio may incur directly, or may incur as a result of its legal obligation to provide indemnification to its officers, director and agents; the fees and costs of any governmental investigation and any fines or penalties in connection therewith; and any federal, state or local tax, or related interest penalties or additions to tax, incurred, for example, as a result of the Trusts' failure to distribute all of its earnings, failure to qualify under subchapter M of the Internal Revenue Code, or failure to timely file any required tax returns or other filings; the fees and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Portfolios' accounting agent; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the transfer agent; the expenses of the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of a Portfolio who are not affiliated with the Adviser; the cost of printing and distributing reports and notices to shareholders; and fees of disbursements of custodians. Under unusual circumstances, the parties to the Service Agreement may agree to exclude certain other expenses.

         Certain Underlying Scudder Funds impose a fee upon the redemption or exchange of shares held for less than one year. The fees, which range between 1% and 2% of the net asset value of the shares being redeemed or exchanged, are assessed and retained by the Underlying Scudder Funds for the benefit of the remaining shareholders. The fee is intended to encourage long-term investment in the Fund. The fee is not a deferred sales charge, is not a commission paid to the Adviser of its subsidiary and does not benefit the Adviser in any way. Each such Fund reserves the right to modify the terms of or terminate this fee at any time. As a shareholder of such Underlying Scudder Funds, the Portfolios will be subject to such fees. Under normal market conditions, the Portfolios will seek to avoid taking action that would result in the imposition of such a fee. However, in the event that a fee is incurred, the net assets of the Portfolio would be reduced by the amount of such fees that are assessed and retained by the Underlying Scudder Funds for the benefit of their shareholders.


                              TRUSTEES AND OFFICERS
                                                                                                     Position with
                                                                                                     Underwriter, Scudder
                                           Position                                                  Investor Services,
Name, Age and Address                      with Trust             Principal Occupation**             Inc.
---------------------                      ----------             ----------------------             ----
Dr. Rosita P. Chang (45)                   Trustee                Professor of Finance, University   --
PACAP Research Center                                             of Rhode Island
College of Business Administration
University of Rhode Island
7 Lippitt Rd.
Kingston, RI 02881-0802

Edgar R. Fiedler*@ (70)                    Trustee                Senior Fellow and Economic         --
50023 Brogden                                                     Counsellor, The Conference
Chapel Hill, NC 27514                                             Board, Inc.

Peter B. Freeman@ (67)                     Trustee                Corporate Director and Trustee     --
100 Alumni Avenue
Providence, RI 02906

Dr. J. D. Hammond@ (66)                    Trustee                Dean Emeritus, Smeal College of    --
801 Business Administration Building                              Business Administration,
Pennsylvania State University                                     Pennsylvania State University
University Park, PA 16801

Richard M. Hunt (73)                       Trustee                University Marshal and Senior     --
University Marshal's Office                                       Lecturer, Harvard University
Wadsworth House
1341 Massachusetts Avenue
Harvard University
Cambridge, MA 02138


Ann M. McCreary# (49)                      Vice President         Managing Director of Scudder      --
                                                                  Kemper Investments, Inc.

John Millette+ (37)                        Vice President &       Vice President of Scudder Kemper
                                           Secretary              Investments, Inc.


Kathryn L. Quirk# (47)                     President              Managing Director of Scudder       Director, Senior
                                                                  Kemper Investments, Inc.           Vice President and
                                                                                                     Assistant Clerk

Benjamin W. Thorndike+ (43)                Vice President         Managing Director of Scudder       Vice President
                                                                  Kemper Investments, Inc.

John R. Hebble+ (41)                       Treasurer              Senior Vice President of Scudder  --
                                                                  Kemper Investments, Inc.


                                       40

                                                                                                     Position with
                                                                                                     Underwriter, Scudder
                                           Position                                                  Investor Services,
Name, Age and Address                      with Trust             Principal Occupation**             Inc.
---------------------                      ----------             ----------------------             ----

Caroline Pearson + (37)                    Assistant Secretary    Senior Vice President of Scudder  --
                                                                  Kemper Investments, Inc.;
                                                                  Associate, Dechert Price &
                                                                  Rhoads (law firm) 1989 - 1997

* Trustee considered by the Trust and its counsel to be an "interested person" (as defined in the 1940 Act) of the Trust or of its investment manager because of their employment by the Investment Manager and, in some cases, holding offices with the Trust. Although Mr. Fiedler is currently not an "interested person," he may be deemed to be so in the future by the Commission because of his prior service as a director of Zurich American Insurance Company, a subsidiary of Zurich. Mr. Fiedler resigned from that position in July 1997 and has had no further affiliation with Zurich or any of its subsidiaries since that date.
** Unless otherwise stated, all officers and Trustees have been associated with their respective companies for more than five years, but not necessarily in the same capacity.
@ Messrs. Fiedler, Freeman and Hammond are members of the Executive Committee which may exercise substantially all of the powers of the Board of Trustees when it is not in session.
+    Address:  Two International Place, Boston, Massachusetts 02110
#    Address:  345 Park Avenue, New York, New York 10154

         As of November 30, 1999, 369,357 shares in the aggregate, 5.77% of the outstanding shares of Scudder Pathway Series, Growth Portfolio, were held in the name of Scudder Trust Company, Trustee for Ziff-Davis Retirement & Savings Plan Trust, 1 Park Avenue, New York, NY 10016, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

         As of November 30, 1999, 1,563,830 shares in the aggregate, 8.64% of the outstanding shares of Scudder Pathway Series, Balanced Portfolio, were held in the name of Scudder, Stevens & Clark, Trustee for Scudder Defined Benefit Plan, 345 Park Avenue, New York, NY 10154, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

         As of November 30, 1999, 410,460 shares in the aggregate, 17.26% of the outstanding shares of Scudder Pathway Series, Conservative Portfolio, were held in the name of the Trustees of the ACR Defined Contribution Retirement Plan & Trust, 747 Locust Street, Pasadena, CA, 91101, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.To the best of the Trust's knowledge, as of November 30, 1999, no person owned beneficially more than 5% of any Portfolios' outstanding shares, except as stated above.

         All Trustees and officers as a group on November 30, 1999, owned beneficially (as that term is defined under Section 13(d) of the Securities Exchange Act) less than 1% of the shares of Balanced Portfolio and Conservative Portfolio outstanding on such date.

                                  REMUNERATION

         The Trust pays no direct remuneration to any officer of the Trust. However, several of the officers and Trustees of the Trust may be officers or Directors of the Adviser, Scudder Service Corporation, Scudder Trust Company, Scudder Investor Services, Inc. or of Scudder Fund Accounting Corporation and participate in the fees paid by the Underlying Scudder Funds. Each Underlying Scudder Fund pays their disinterested Trustees/Directors an annual trustees'/directors' fee plus a proportionate share of travel and other expenses incurred in attending Board meetings of the Underlying Scudder Fund on which he or she serves.

                                   DISTRIBUTOR

         The Trust has an underwriting agreement with Scudder Investor Services, Inc., Two International Place, Boston, MA 02110 (the "Distributor"), a Massachusetts corporation, which is a subsidiary of the Adviser, a Delaware corporation. The Trust's underwriting agreement dated September 7, 1998 will remain in effect until September 30, 1999 and from year to year thereafter only if its continuance is approved annually by a majority of the members of the Board of Trustees who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Trustees or a majority of the outstanding voting securities of the Trust. The underwriting agreement was approved by the Trustees on August 12, 1998.

         Under the underwriting agreement, the Distributor is not responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Trust as a broker or dealer in various states as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of each Portfolio; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Trust and the Distributor. Such fees will be borne by the Underlying Scudder Funds (or the Adviser) under the Service Agreement.

         The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of Portfolio shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of Portfolio shares to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by a Portfolio, unless a Rule 12b-1 Plan is in effect which provides that a Portfolio shall bear some or all of such expenses.

         Note: Although the Portfolios do not currently have a 12b-1 Plan, a Portfolio would also pay those fees and expenses permitted to be paid or assumed by the Portfolio pursuant to a 12b-1 Plan, if any, were adopted by the Portfolio, notwithstanding any other provision to the contrary in the underwriting agreement.

         As agent, the Distributor currently offers shares of the Portfolios on a continuous basis to investors in all states in which shares of the Portfolios may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of a Portfolio.

                                      TAXES

Taxation of the Portfolios and Their Shareholders

         Each Portfolio intends to qualify annually and elects to be treated as a regulated investment company under Subchapter M of the Code. As a regulated investment company, each Portfolio is required to distribute to its shareholders at least 90 percent of its investment company taxable income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code.

         If for any taxable year a Portfolio does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions, would be taxable to shareholders to the extent of current accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.

         Each Portfolio is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of each Portfolio's ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses
(adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

         Investment company taxable income generally is made up of dividends, interest and net short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of a Portfolio. Presently, each Portfolio has no capital loss carryforwards.

         If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by a Portfolio for reinvestment, requiring federal income taxes to be paid thereon by the Portfolio, the Portfolio intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim a proportionate share of federal income taxes paid by the Portfolio on such gains as a credit against the shareholder's federal income tax liability, and will be entitled to increase the adjusted tax basis of the shareholder's Portfolio shares by the difference between the shareholder's pro rata share of such gains and the shareholder's tax credit. If a Portfolio makes such an election, it may not be treated as having met the excise tax distribution requirement.

         Distributions of investment company taxable income are taxable to shareholders as ordinary income.

         To the extent that an Underlying Scudder Fund derives dividends from domestic corporations, a portion of the income distributions of a Portfolio which invests in that Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares held by Underlying Scudder Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Underlying Scudder Fund or the Portfolio are deemed to have been held by the Underlying Scudder Fund, the Portfolio or the shareholders, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

         Income received by an Underlying Scudder Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. If more than 50% of the value of an Underlying Scudder Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Underlying Scudder Fund will be eligible and may elect to "pass-through" to its shareholders, including a Portfolio, the amount of such foreign income and similar taxes paid by the Underlying Scudder Fund. Pursuant to this election, the Portfolio would be required to include in gross income (in addition to taxable dividends actually received), its pro rata share of foreign income and similar taxes and to deduct such amount in computing its taxable income or to use it as a foreign tax credit against its U.S. federal income taxes, subject to limitations. A Portfolio, would not, however, be eligible to elect to "pass-through" to its shareholders the ability to claim a deduction or credit with respect to foreign income and similar taxes paid by the Underlying Scudder Fund.

         Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of a Portfolio have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

         Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

         All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends declared in October, November or December with a record date in such a month will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Scudder Fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

         A qualifying individual may make a deductible IRA contribution of up to $2,000 or, if less, the amount of the individual's earned income for any taxable year only if (i) neither the individual nor his or her spouse (unless filing separate returns) is an active participant in an employer's retirement plan, or
(ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($52,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $52,000 and $62,000; $32,000 for a single individual, with a phase-out for adjusted gross income between $32,000 and $42,000). However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000 to an IRA (up to $2,250 per individual for married couples if only one spouse has earned income) for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

         Distributions by a Portfolio result in a reduction in the net asset value of the Portfolio's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

         Each Portfolio will be required to report to the Internal Revenue Service ("IRS") all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of Portfolio shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if a Portfolio is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

         Shareholders of a Portfolio may be subject to state and local taxes on distributions received from the Portfolio and on redemptions of the Portfolio's shares.

     The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Portfolio, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Taxation of the Underlying Scudder Funds

         Each Underlying Scudder Fund intends to qualify annually and elects to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an Underlying Scudder Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the Fund generally will not pay any federal income or excise tax.

         Distributions of an Underlying Scudder Fund's investment company taxable income are taxable as ordinary income to a Portfolio which invests in the Fund. Distributions of the excess of an Underlying Scudder Fund's net long-term capital gain over its net short-term capital loss, which are properly designated as "capital gain dividends," are taxable as long-term capital gain to a Portfolio which invests in the Fund, regardless of how long the Portfolio held the Fund's shares, and are not eligible for the corporate dividends-received deduction. Upon the sale or other disposition by a Portfolio of shares of an Underlying Scudder Fund, the Portfolio generally will realize a capital gain or loss which will be long-term or short-term, generally depending upon the Portfolio's holding period for the shares.

         Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of addition al information in light of their particular tax situations.

                             PORTFOLIO TRANSACTIONS

Portfolio Turnover

         Each Portfolio's average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. Purchases and sales are made for each Portfolio whenever necessary, in management's opinion, to meet that Portfolio's objective.

         Each Portfolio is expected to operate at a zero expense ratio. To accomplish this, the payment of a Portfolio's expenses is subject to the Service Agreement and certain provisions mentioned in the Agreement with the Adviser.

Underlying Scudder Fund                                                          Portfolio Turnover Rate (%)(1)
-----------------------                                                          ------------------------------
Scudder Cash Investment Trust(2)                                                                     n/a
Scudder Money Market Series--Premium Money Market Shares (2)                                         n/a
Scudder Corporate Bond Fund*                                                                        96.7
Scudder Emerging Markets Income Fund                                                               239.7
Scudder Global Bond Fund                                                                           218.3
Scudder GNMA Fund*                                                                                 280.8
Scudder High Yield Bond Fund                                                                          83
Scudder Income Fund                                                                                 20.6
Scudder International Bond Fund                                                                    303.5
Scudder Short Term Bond Fund                                                                        95.4
Scudder Classic Growth Fund                                                                           68
Scudder Development Fund*                                                                            3.9
Scudder Emerging Markets Growth Fund                                                                44.8
Scudder Global Fund                                                                                 70.2
Scudder Global Discovery Fund                                                                       40.6
Scudder Gold Fund*                                                                                 153.6
Scudder Greater Europe Growth Fund                                                                  92.7
Scudder Growth and Income Fund                                                                      40.8
Scudder International Fund                                                                          7.18
Scudder International Growth and Income Fund*                                                      140.8
Scudder Large Company Growth Fund                                                                   54.1
Scudder Large Company Value Fund                                                                    39.5
Scudder Latin America Fund                                                                          43.6
Scudder Micro Cap Fund                                                                              4.43
Scudder Pacific Opportunities Fund                                                                 140.9
Scudder Small Company Value Fund                                                                    33.7
Scudder 21st Century Growth Fund                                                                   119.8
Scudder Value Fund                                                                                    47
The Japan Fund                                                                                      90.4

------------------------------
(1) As of each Underlying Scudder Fund's most recent fiscal reporting period.
(2) Scudder Cash Investment Trust and Scudder Money Market Series - Scudder Premium Shares are money market funds. * Annualized

                                 NET ASSET VALUE

         The net asset value of Portfolio shares is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share is determined by dividing the value of the total assets of a Portfolio, less all liabilities, by the total number of shares outstanding.

         The net asset value of each Underlying Scudder Fund is determined based upon the nature of the securities as set forth in the prospectus and statement of additional information of such Underlying Scudder Fund. Shares of each Underlying Scudder Fund in which a Portfolio may invest are valued at the net asset value per share of each Underlying Scudder Fund as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The net asset value per share of the Underlying Scudder Funds will be calculated and reported to a Portfolio by each Underlying Scudder Fund's accounting agent. Short-term securities with a remaining maturity of sixty days or less are valued by the amortized cost method.

         If, in the opinion of a Portfolio's Valuation Committee, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by a Portfolio is determined in a manner which, in the discretion of the Valuation Committee, most fairly reflects fair market value of the property on the valuation date.

                             ADDITIONAL INFORMATION

Experts

The Financial Highlights of each Fund included in each Fund's prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants, and given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights of each Fund in accordance with generally accepted auditing standards and the preparation of federal tax returns.

Shareholder Indemnification

         The Trust is an organization of the type commonly known as a Massachusetts business trust. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with each Portfolio's property or the acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of a Portfolio's property of any shareholder held personally liable for the claims and liabilities which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which a Portfolio itself would be unable to meet its obligations.

Other Information

         Many of the investment changes in a Portfolio will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Portfolio. These transactions will reflect investment decisions made by the Adviser in light of the objective and policies of the particular Portfolio, and other factors such as its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

         The name "Scudder Pathway Series" is the designation of the Trustees for the time being under a Declaration of Trust dated July 1, 1994, as amended from time to time, and all persons dealing with a Portfolio must look solely to the property of the Portfolio for the enforcement of any claims against the Portfolio as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Portfolio. No series of the Trust shall be liable for the obligations of any other series. Upon the initial purchase of shares, the shareholder agrees to be bound by the Trust's Declaration of Trust, as amended from time to time. The Declaration of Trust is on file at the Massachusetts Secretary of State's Office in Boston, Massachusetts.

         The CUSIP number of the Conservative Portfolio is 811189-30-7.

         The CUSIP number of the Balanced Portfolio is 811189-50-5.

         The CUSIP number of the Growth Portfolio is 811189-20-8.

         Each Portfolio has a fiscal year end of August 31.

         The prospectuses of each of the Portfolios are combined in this prospectus and Statement of Additional Information. Each Portfolio offers only its own shares, yet it is possible that a Portfolio might become liable for a misstatement or omission regarding another Portfolio. The Trustees of the Trust have considered this and approved the use of a combined prospectus and Statement of Additional Information.

         The Series employs State Street Bank and Trust Company as Custodian. State Street Bank and Trust Company maintains shares of the Underlying Scudder Funds in the book entry system of such funds' transfer agent, Scudder Service Corporation.

         The firm of Dechert Price & Rhoads is counsel to the Trust.

         Scudder Service Corporation ("Service Corporation"), P.O. Box 2291, Boston, Massachusetts, 02107-2291, a subsidiary of the Adviser, is the transfer and dividend disbursing agent for the Trust. Service Corporation also serves as shareholder service agent and provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans.

         The Portfolios, or the Adviser (including any affiliate of the Adviser), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Portfolio shares whose interests are held in an omnibus account.

         The Portfolios' combined prospectus and this combined Statement of Additional Information omit certain information contained in the Registration Statement which the Trust has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Portfolios and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

         The financial statements, including the investment portfolios of Scudder Pathway Series, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements are incorporated herein by reference and are hereby deemed to be part of this Statement of Additional Information.

                                    GLOSSARY

         Prospective investors should consider certain Underlying Scudder Funds may engage in the following investment practices.

Common stocks. Under normal circumstances, certain Underlying Scudder Funds invest primarily in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, an Underlying Scudder Fund may participate in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stocks also offer the a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Convertible Securities. Certain Underlying Scudder Funds may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

         The convertible securities in which an Underlying Scudder Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Small Company Risk. The Adviser believes that small companies often have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of the smaller companies in which certain Underlying Scudder Funds may invest, may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Investing in emerging growth companies. The investment risk associated with emerging growth companies is higher than that normally associated with larger, older companies due to the greater business risks of small size, the relative age of the company, limited product lines, distribution channels and financial and managerial resources. Further, there is typically less publicly available information concerning smaller companies than for larger, more established ones.

         The securities of small companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, an Underlying Scudder Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time. The prices of this type of security may be more volatile than those of larger companies which are often traded on a national securities exchange.

Investments Involving Above-Average Risk. Certain Underlying Scudder Funds may purchase securities involving above-average risk. For example, an Underlying Scudder Fund has invested from time to time in relatively new companies but is limited by a non-fundamental policy that it may not invest more than 5% of its total assets in companies that, with their predecessors, have been in continuous operation for less than three years. The Underlying Scudder Fund's portfolio may also include the securities of small or little-known companies, commonly referred to as emerging growth companies, that the Adviser believes have above-average earnings growth potential and/or may receive greater market recognition. Both factors are believed to offer significant opportunity for capital appreciation. Investment risk is higher than that normally associated with larger, older companies due to the higher business risks associated with small size, frequently narrow product lines and relative immaturity. To help reduce risk, the Underlying Scudder Fund allocates its investments among many companies and different industries.

         The securities of such companies are often traded only over-the-counter and may not be traded in the volume typical of trading on a national securities exchange. As a result, the disposition by the Underlying Scudder Fund of holdings of such securities may require the Underlying Scudder Fund to offer a discount from recent prices or to make many small sales over a lengthy period of time. Such securities may be subject to more abrupt or erratic market movements than those typically encountered on national securities exchanges.

Debt securities. In general, the prices of debt securities rise when interest rates fall, and vice versa. This effect is usually more pronounced for longer term debt securities.

         The debt securities in which certain of the Underlying Scudder Funds may invest are rated, or determined by the Adviser to be the equivalent of those rated, by two nationally recognized rating organizations, Moody's and S&P. High quality securities are those rated in the two highest categories by Moody's (Aaa or Aa) or S&P (AAA or AA). High-grade securities are those rated in the three highest categories by Moody's (Aaa, Aa, or A) or by S&P (AAA, AA, or A). Investment-grade securities are those rated in the four highest categories by Moody's (Aaa, Aa, A, or Baa) or by S&P (AAA, AA, A or BBB).

         Certain Underlying Scudder Funds may invest in debt securities which are rated below investment-grade; that is, rated below Baa by Moody's or BBB by S&P (commonly referred to as "junk bonds"). The lower the ratings of such debt securities, the greater their risks render them like equity securities. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. Certain Underlying Scudder Funds may also make a portion of their below investment-grade investments in securities which are rated D by S&P or, if unrated, are of equivalent quality. Securities rated D may be in default with respect to payment of principal or interest. Information regarding the ratings of debt securities and the identity of those Underlying Scudder Funds that can invest in investment-grade or below investment-grade debt securities may be found in the Ratings Appendix to this Statement of Additional Information.

         To the extent an Underlying Scudder Fund invests in high-grade securities, it will be unable to avail itself of opportunities for higher income which may be available with lower grade investments. Conversely, although some lower-grade securities have produced higher yields in the past than the investment-grade securities, lower-grade securities are considered to be predominantly speculative and, therefore, carry greater risk.

Municipal Obligations. Certain Underlying Scudder Funds may acquire municipal obligations when, due to disparities in the debt securities markets, the anticipated total return on such obligations is higher than that on taxable obligations. The Underlying Scudder Fund has no current intention of purchasing tax-exempt municipal obligations that would amount to greater than 5% of the Underlying Scudder Fund's total assets.

         Municipal obligations are issued by or on behalf of states, territories, and possessions of the U.S., and their political subdivisions, agencies, and instrumentalities, and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors.

The two principal classifications of municipal obligations are "notes" and "bonds." The return on municipal obligations is ordinarily lower than that of taxable obligations.

Zero Coupon Securities. Certain Underlying Scudder Funds may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks because zero coupon convertible securities are usually issued with shorter maturities (15 years or less) and with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

         Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities has stated that for federal tax and securities purposes, in their opinion purchasers of such certificates, such as an Underlying Scudder Fund, most likely will be deemed the beneficial holder of the underlying U.S. government securities.

         The Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself. (See "TAXES.")

Brady Bonds. Certain Underlying Scudder Funds may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria, and the Philippines.

         Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets.

         Dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds, with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative. Over $82 billion in Brady Bonds have been issued by countries in Africa and Latin America, with 90% of these Brady Bonds being denominated in U.S. dollars.

High Yield, High Risk Securities. Below investment grade securities (rated Ba and lower by Moody's and BB and lower by S&P) or unrated securities of equivalent quality, in which certain Underlying Scudder Funds may invest, carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities. See the Appendix to this combined Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

         Economic downturns have in the past, and could in the future, disrupted the high yield market and impaired the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have a greater adverse impact on the value of such obligations than on comparable higher quality debt securities. During an economic downturn or period of rising interest rates, highly leveraged issues may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect an Underlying Scudder Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

         The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of an Underlying Scudder Fund to accurately value high yield securities in the Underlying Scudder Fund's portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs. Lower rated and unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers, and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

         Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of an Underlying Scudder Fund's investment objective by investment in such securities may be more dependent on the Adviser's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interest of the Underlying Scudder Fund to retain or dispose of such security.

         Prices for below investment-grade securities may be affected by legislative and regulatory developments. For example, new federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Mortgage-Backed Securities and Mortgage Pass-Through Securities. Certain Underlying Scudder Funds may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations as further described below. An Underlying Scudder Fund may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

         A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose an Underlying Scudder Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Underlying Scudder Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Underlying Scudder Fund because the value of the mortgage-backed securities held by the Underlying Scudder Fund may not appreciate as rapidly as the price of non-callable debt securities. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of mortgage-related securities and increasing their volatility, affecting the price volatility of the Fund's shares.

         Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing, or foreclosure, net of fees or costs which may be incurred. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities. Some mortgage-related securities such as securities issued by the Government National Mortgage Association ("GNMA") are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Underlying Scudder Fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

         FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets an Underlying Scudder Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Underlying Scudder Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Adviser determines that the securities meet the Underlying Scudder Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may not be as liquid as other securities.

         In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Backed Securities. The Adviser expects that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. An Underlying Scudder Fund will not purchase mortgage-backed securities or any other assets which, in the opinion of the Adviser, are illiquid if, as a result, more than 15% of the value of the Underlying Scudder Fund's total assets will be. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Underlying Scudder Fund's investment objective, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities. The securitization techniques used to develop mortgaged-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a structure similar to the CMO structure. Consistent with an Underlying Scudder Fund's investment objectives and policies, the Underlying Scudder Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

         Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile ReceivablesSM ("CARSSM"). CARSSM represent undivided fractional interests in a trust ("Trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the Trust. An investor's return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage to or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

         Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. An Underlying Scudder Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

         An Underlying Scudder Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability and would be subject to the Underlying Scudder Fund's restriction on restricted or illiquid securities. In addition, there may be no liquid market for such securities.

         The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Underlying Scudder Fund to dispose of any then existing holdings of such securities.

Illiquid Securities. Underlying Funds may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale. The absence of a trading market can make it difficult to ascertain a market value for these investments and there is a risk that an Underlying Fund may not be able to dispose of them at an advantageous time or price. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund. It is a Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. Each Corporation/Trust's Board of Directors/Trustees has approved guidelines for use by the Adviser in determining whether a security is illiquid.

         Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

         Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, the Adviser will monitor such restricted securities subject to the supervision of the Board of Trustees. Among the factors the Adviser may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security;

and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

         It is a Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Underlying Fund's net assets. Each Corporation/Trust's Board of Directors/Trustees has approved guidelines for use by the Adviser in determining whether a security is illiquid.

Repurchase Agreements. Certain Underlying Scudder Funds may enter into repurchase agreements with member banks of the Federal Reserve System, any foreign bank, if the repurchase agreement is fully secured by government securities of the particular foreign jurisdiction, or with any domestic or foreign broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Adviser to be at least as high as that of other obligations the relevant Underlying Scudder Fund may purchase, or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's or S&P.

         A repurchase agreement provides a means for an Underlying Scudder Fund to earn income on assets for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Underlying Scudder Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Underlying Scudder Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Underlying Scudder Fund together with the repurchase price upon repurchase. In either case, the income to the Underlying Scudder Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the Custodian or in the Federal Reserve Book Entry system.

         For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from an Underlying Scudder Fund to the seller of the Obligation subject to the repurchase agreement and is therefore subject to that Underlying Scudder Fund's investment restriction applicable to loans. It is not clear whether a court would consider the Obligation purchased by an Underlying Scudder Fund subject to a repurchase agreement as being owned by the Underlying Scudder Fund or as being collateral for a loan by the Underlying Scudder Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, an Underlying Scudder Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Underlying Scudder Fund has not perfected a security interest in the Obligation, the Underlying Scudder Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Underlying Scudder Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Underlying Scudder Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case an Underlying Scudder Fund may incur a loss if the proceeds to the Underlying Scudder Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Underlying Scudder Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that an Underlying Scudder Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Repurchase  Commitments.   Certain  Underlying  Scudder  Funds  may  enter  into
repurchase commitments with any party deemed creditworthy by the Adviser, including foreign banks and broker/dealers, if the transaction is entered into for investment purposes and the counterparty's creditworthiness is at least equal to that of issuers of securities which an Underlying Scudder Fund may purchase. Such transactions may not provide the Underlying Scudder Fund with collateral marked-to-market during the term of the commitment.

Reverse Repurchase Agreements. The Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase them at an agreed time and price. The Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. The Fund will enter into reverse repurchase agreements only when the Adviser believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction.

Strategic Transactions and Derivatives. Certain Underlying Scudder Funds may, but are not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in the Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

         In the course of pursuing these investment strategies, the Underlyinhg Scudder Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Underlying Scudder Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Underlying Scudder Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Underlying Scudder Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Underlying Scudder Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Underlying Scudder Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Underlying Scudder Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Underlying Scudder Fund, and the Underlying Scudder Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

         Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Underlying Scudder Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Underlying Scudder Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Underlying Scudder Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Underlying Scudder Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Underlying Scudder Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Underlying Scudder Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         The Underlying Scudder Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Underlying Scudder Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Underlying Scudder Fund to require the Counterparty to sell the option back to the Underlying Scudder Fund at a formula price within seven days. The Underlying Scudder Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Underlying Scudder Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Underlying Scudder Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Underlying Scudder Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by the Underlying Scudder Fund, and portfolio securities "covering" the amount of the Underlying Scudder Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Underlying Scudder Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

         If the Underlying Scudder Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Underlying Scudder Fund's income. The sale of put options can also provide income.

         The Underlying Scudder Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Underlying Scudder Fund must be "covered" (i.e., the Underlying Scudder Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Underlying Scudder Fund will receive the option premium to help protect it against loss, a call sold by the Underlying Scudder Fund exposes the Underlying Scudder Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Underlying Scudder Fund to hold a security or instrument which it might otherwise have sold.

         The Underlying Scudder Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Underlying Scudder Fund will not sell put options if, as a result, more than 50% of the Underlying Scudder Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Underlying Scudder Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Underlying Scudder Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Underlying Scudder Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

         The Underlying Scudder Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Underlying Scudder Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets
(initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Underlying Scudder Fund. If the Underlying Scudder Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

         The Underlying Scudder Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Underlying Scudder Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on  Securities  Indices  and Other  Financial  Indices.  The  Underlying
Scudder Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The Underlying Scudder Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Underlying Scudder Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

         The Underlying Scudder Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Underlying Scudder Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

         The Underlying Scudder Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

         The Underlying Scudder Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Underlying Scudder Fund has or in which the Underlying Scudder Fund expects to have portfolio exposure.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Underlying Scudder Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Underlying Scudder Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Underlying Scudder Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Underlying Scudder Fund's securities denominated in correlated currencies. For example, if the Adviser considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Underlying Scudder Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Underlying Scudder Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Underlying Scudder Fund is engaging in proxy hedging. If the Underlying Scudder Fund enters into a currency hedging transaction, the Underlying Scudder Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Underlying Scudder Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. The Underlying Scudder Fund may enter into multiple transactions, including multiple options transactions, multiple futures
transactions,   multiple  currency  transactions   (including  forward  currency
contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Underlying Scudder Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Underlying Scudder Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Underlying Scudder Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Underlying Scudder Fund anticipates purchasing at a later date. The Underlying Scudder Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Underlying Scudder Fund may be obligated to pay. Interest rate swaps involve the exchange by the Underlying Scudder Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Underlying Scudder Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Underlying Scudder Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Underlying Scudder Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Adviser and the Underlying Scudder Fund believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Underlying Scudder Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar  Instruments.  The  Underlying  Scudder Fund may make  investments in
Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Underlying Scudder Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Underlying Scudder Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Underlying Scudder Fund segregate  cash or liquid  assets with its  custodian  to the extent  Underlying
Scudder Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Underlying Scudder Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Underlying Scudder Fund will require the Underlying
Scudder Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Underlying Scudder Fund on an index will require the Underlying Scudder Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Underlying Scudder Fund requires the Underlying Scudder Fund to segregate cash or liquid assets equal to the exercise price.

         Except when the Underlying Scudder Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Underlying Scudder Fund to buy or sell currency will generally require the Underlying Scudder Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Underlying Scudder Fund's obligations or to segregate cash or liquid assets equal to the amount of the Underlying Scudder Fund's obligation.

         OTC options entered into by the Underlying Scudder Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Underlying Scudder Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Underlying Scudder Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Underlying Scudder Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Underlying Scudder Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Underlying Scudder Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Underlying Scudder Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option thereon, the Underlying Scudder Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

         With respect to swaps, the Underlying Scudder Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Underlying Scudder Fund's net obligation, if any.

         Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Underlying Scudder Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Underlying Scudder Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Underlying Scudder Fund. Moreover, instead of segregating cash or liquid assets if the Underlying Scudder Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

When-Issued Securities. Certain Underlying Scudder Funds may purchase securities on a "when-issued" or "forward delivery" basis for payment and delivery at a later date. The price of such securities, which is generally expressed in yield terms, is generally fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities takes place at a later date. During the period between purchase and settlement, no payment is made by an Underlying Scudder Fund to the issuer and no interest on the when-issued or forward delivery securities accrues to the Underlying Scudder Fund. To the extent that assets of the Underlying Scudder Fund are held in cash pending the settlement of a purchase of securities, the Underlying Scudder Fund will earn no income; however, it is the Underlying Scudder Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued or forward delivery securities may be sold prior to the settlement date, the Underlying Scudder Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Underlying Scudder Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. At the time of settlement, the market value of the when-issued or forward delivery securities may be more or less than the purchase price. The Underlying Scudder Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis.

Short Sales Against the Box. Certain Underlying Scudder Funds may make short sales of common stocks if, at all times when a short position is open, an Underlying Scudder Fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the Underlying Scudder Fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Underlying Scudder Fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the Custodian.

Foreign Securities. Certain Underlying Scudder Funds may invest in foreign securities. The Adviser believes that diversification of assets on an international basis may decrease the degree to which events in any one country, including the U.S., will affect an investor's entire investment holdings. In certain periods since World War II, many leading foreign economies and foreign stock market indices have grown more rapidly than the U.S. economy and leading U.S. stock market indices, although there can be no assurance that this will be true in the future. Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect an Underlying Scudder Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on U.S. markets, although an Underlying Scudder Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S. It may be more difficult for an Underlying Scudder Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of an Underlying Scudder Fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because certain Underlying Scudder Funds may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of such Underlying Scudder Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Underlying Scudder Fund may incur costs in connection with conversions between various currencies. Although an Underlying Scudder Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to an Underlying Scudder Fund at one rate, while offering a lesser rate of exchange should the Underlying Scudder Fund desire to resell that currency to the dealer. An Underlying Scudder Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Investing in Emerging Markets. Most emerging securities markets in which certain Underlying Scudder Funds may invest, may have substantially less volume and are subject to less government supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the United States.

         Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of an Underlying Scudder Fund is uninvested and no cash is earned thereon. The inability of the Underlying Scudder Fund to make intended security purchases due to settlement problems could cause the Underlying Scudder Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Underlying Scudder Fund due to subsequent declines in value of the portfolio security or, if the Underlying Scudder Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

         Foreign investment in certain emerging market debt obligations is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging markets debt obligations and increase the costs and expenses of an Underlying Scudder Fund. Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

         Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. An Underlying Scudder Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Underlying Scudder Fund of any restrictions on investments.

         In the course of investment in emerging market debt obligations, an Underlying Scudder Fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. Political changes in emerging market countries may affect the willingness of an emerging market country governmental issuer to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, also affects its ability to honor its obligations. While the Underlying Scudder Fund will manage its assets in a manner that will seek to minimize the exposure to such risks, and will further reduce risk by owning the bonds of many issuers, there can be no assurance that adverse political, social or economic changes will not cause the Underlying Scudder Fund to suffer a loss of value in respect of the securities in the Underlying Scudder Fund's portfolio.

         The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for an Underlying Scudder Fund's securities in such markets may not be readily available. The Corporation may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the
"Commission"). Accordingly if the Underlying Scudder Fund believes that appropriate circumstances exist, it will promptly apply to the Commission for a determination that an emergency is present. During the period commencing from the Underlying Scudder Fund's identification of such condition until the date of the Commission action, the Underlying Scudder Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Directors.

         Volume and liquidity in most foreign bond markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although an Underlying Scudder Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Underlying Scudder Fund's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The chart below sets forth the risk ratings of selected emerging market countries' sovereign debt securities.

                             Sovereign Risk Ratings for Selected Emerging Market Countries
                           (Source: J.P. Morgan Securities, Inc., Emerging Markets Research)

                 Country                           Moody's                        Standard & Poor's
                 -------                           -------                        -----------------
                 Chile                             Baa1                           A-
                 Turkey                            B1                             B
                 Mexico                            Ba2                            BB
                 Czech Republic                    Baa1                           A
                 Hungary                           Baa3                           BBB-
                 Colombia                          Baa3                           BBB-
                 Venezuela                         Ba2                            B+
                 Morocco                           NR                             NR
                 Argentina                         Ba3                            BB
                 Brazil                            B1                             BB-
                 Poland                            Baa3                           BBB-
                 Ivory Coast                       NR                             NR


         An Underlying Scudder Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by the Underlying Scudder Fund defaults, the Underlying Scudder Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Underlying Scudder Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements. With four exceptions, (Panama, Cuba, Costa Rica and Yugoslavia), no sovereign emerging markets borrower has defaulted on an external bond issue since World War II.

         Income from securities held by an Underlying Scudder Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Underlying Scudder Fund makes its investments. The Underlying Scudder Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Underlying Scudder Fund or to entities in which the Underlying Scudder Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

         Many emerging markets have experienced substantial, and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

         Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

         Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Underlying Scudder Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Underlying Scudder Fund's assets should these conditions recur.

         The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

         To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

         Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

Investing in Latin America. The Adviser believes that investment opportunities may result from recent trends in Latin America encouraging greater market orientation and less governmental intervention in economic affairs. Investors, however, should be aware that the Latin American economies have experienced considerable difficulties in the past decade. Although there have been significant improvements in recent years, the Latin American economies continue to experience challenging problems, including high inflation rates and high interest rates relative to the U.S. The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline which has been lacking at times in the past, as well as stable political and social conditions. Recovery may also be influenced by international economic conditions, particularly those in the U.S., and by world prices for oil and other commodities. There is no assurance that recent economic initiatives will be successful.

         Certain risks associated with international investments and investing in smaller, developing capital markets are heightened for investments in Latin American countries. For example, some of the currencies of Latin American countries have experienced steady devaluations relative to the U.S. dollar, and major adjustments have been made in certain of these currencies periodically. In addition, although there is a trend toward less government involvement in commerce, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government still owns or controls many companies, including some of the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect private sector companies and an Underlying Scudder Fund, as well as the value of securities in an Underlying Scudder Fund's portfolio.

         Certain Latin American countries are among the largest debtors to commercial banks and foreign governments. Some of these countries have in the past defaulted on their sovereign debt. Holders of sovereign debt (including an Underlying Scudder Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

         The portion of an Underlying Scudder Fund's assets invested directly in Chile may be less than the portions invested in other countries in Latin America because, at present, capital invested in Chile normally cannot be repatriated for as long as five years.

         The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

         The limited size of many Latin American securities markets and limited trading volume in the securities of Latin American issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

         An Underlying Scudder Fund may invest a portion of its assets in securities denominated in currencies of Latin American countries. Accordingly, changes in the value of these currencies against the U.S. dollar may result in corresponding changes in the U.S. dollar value of the Underlying Scudder Fund's assets denominated in those currencies.

         Some Latin American countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Underlying Scudder Fund's portfolio securities are denominated may have a detrimental impact on the Underlying Scudder Fund's net asset value.

         The economies of individual Latin American countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain Latin American countries have experienced high levels of inflation which can have a debilitating effect on an economy, although some have begun to control inflation in recent years through prudent economic policies. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to the Underlying Scudder Fund at a higher rate than those imposed by other foreign countries. This may reduce the Underlying Scudder Fund's investment income available for distribution to shareholders.

         Latin America is a region rich in natural resources such as oil, copper, tin, silver, iron ore, forestry, fishing, livestock and agriculture. The region has a large population (roughly 300 million) representing a large domestic market. Economic growth was strong in the 1960's and 1970's, but slowed dramatically (and in some instances was negative) in the 1980's as a result of poor economic policies, higher international interest rates, and the denial of access to new foreign capital. Although a number of Latin American countries are currently experiencing lower rates of inflation and higher rates of real growth in Gross Domestic Product than they have in the past, other Latin American countries continue to experience significant problems, including high inflation rates and high interest rates. Capital flight has proven a persistent problem and external debt has been forcibly restructured. Political turmoil, high inflation, capital repatriation restrictions, and nationalization have further exacerbated conditions.

         Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in those countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past and could also adversely affect the Underlying Scudder Fund's investments in this region.

         Changes in political leadership, the implementation of market oriented economic policies, such as privatization, trade reform and fiscal and monetary reform are among the recent steps taken to renew economic growth. External debt is being restructured and flight capital (domestic capital that has left home country) has begun to return. Inflation control efforts have also been implemented. Free Trade Zones are being discussed in various areas around the region, the most notable being a free zone among Mexico, the U.S. and Canada and another zone among four countries in the southernmost point of Latin America. Currencies are typically weak, but most are now relatively free floating, and it is not unusual for the currencies to undergo wide fluctuations in value over short periods of time due to changes in the market.

Special Considerations Affecting the Pacific Basin. Certain Underlying Scudder Funds are susceptible to political and economic factors affecting issuers in Pacific Basin countries. Many of the countries of the Pacific Basin are developing both economically and politically. Pacific Basin countries may have relatively unstable governments, economies based on only a few commodities or industries, and securities markets trading infrequently or in low volumes. Some Pacific Basin countries restrict the extent to which foreigners may invest in their securities markets. Securities of issuers located in some Pacific Basin countries tend to have volatile prices and may offer significant potential for loss as well as gain. Further, certain companies in the Pacific Basin may not have firmly established product markets, may lack depth of management, or may be more vulnerable to political or economic developments such as nationalization of their own industries.

         Economies of individual Pacific Basin countries in which certain Underlying Scudder Funds may invest, may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, interest rate levels, and balance of payments position. Of particular importance, most of the economies in this region of the world are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in the Pacific Basin.

         With respect to the Peoples Republic of China and other markets in which an Underlying Scudder Fund may participate, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments that could adversely impact a Pacific Basin country or the Underlying Scudder Fund's investment in that country.

         Trading volume on Pacific Basin stock exchanges outside of Japan, although increasing, is substantially less than in the U.S. stock market. Further, securities of some Pacific Basin companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on Pacific Basin stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Underlying Scudder Fund endeavors to achieve the most favorable net results on its portfolio transactions and may be able to purchase securities in which the Underlying Scudder Fund may invest on other stock exchanges where commissions are negotiable.

         Foreign companies, including Pacific Basin companies, are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about such companies than about U.S. companies. Moreover, there is generally less government supervision and regulation of Pacific Basin stock exchanges, brokers, and listed companies than in the U.S.

Investing in Africa. Many of the countries in which certain Underlying Scudder Funds may invest are fraught with political instability. However, there has been a trend over the past five years toward democratization. Many countries are moving from a military style, Marxist, or single party government to a multi-party system. Still, there remain many countries that do not have a stable political process. Other countries have been enmeshed in civil wars and border clashes.

         Africa is a continent of roughly 50 countries with a total population of approximately 840 million people. Literacy rates (the percentage of people who are over 15 years of age and who can read and write) are relatively low, ranging from 20% to 60%. The primary industries include crude oil, natural gas, manganese ore, phosphate, bauxite, copper, iron, diamond, cotton, coffee, cocoa, timber, tobacco, sugar, tourism, and cattle.

         Economically, the Northern Rim countries (including Morocco, Egypt, and Algeria) and Nigeria, Zimbabwe and South Africa are the wealthier countries on the continent. The market capitalization of these countries has been growing recently as more international companies invest in Africa and as local companies start to list on the exchanges. However, religious and ethnic strife has been a significant source of instability.

         On the other end of the economic spectrum are countries, such as Burkina, Madagascar, and Malawi, that are considered to be among the poorest or least developed in the world. These countries are generally landlocked or have poor natural resources. The economies of many African countries are heavily dependent on international oil prices. Of all the African industries, oil has been the most lucrative, accounting for 40% to 60% of many countries' GDP. However, general decline in oil prices has had an adverse impact on many economies.

Eastern Europe. Certain Underlying Scudder Funds may invest up to 5% of their total assets in the securities of issuers domiciled in Eastern European countries. Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers.
These risks include (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict the Underlying Scudder Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the countries of the former Soviet Union.

         Investments  in  such  countries  involve  risks  of   nationalization,
expropriation and confiscatory taxation. The Communist governments of a number of East European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Underlying Scudder Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in East European countries. Finally, even though certain East European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Underlying Scudder Fund's shareholders.

Investing in Europe. An Underlying Scudder Fund's performance may be susceptible to political, social and economic factors affecting issuers in European countries. Such factors may include, but are not limited to: growth of GDP or GNP, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position, as well as interest and monetary exchange rates among European countries.

         Eastern European countries and certain Southern European countries are considered to be emerging markets. Securities traded in certain emerging European markets may be subject to additional risks due to political and economic reforms including efforts to decentralize the economic decision-making process and move toward a market-oriented economy. Additionally, the inexperience of financial intermediaries, lack of modern technology and the possibility of permanent or temporary termination of trading of securities may affect an Underlying Scudder Fund's performance. To the extent that an Underlying Scudder Fund purchases equity securities of smaller companies, such securities may experience greater volatility and have limited liquidity.

         Former communist regimes of a number of Eastern European countries had expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that an Underlying Scudder Fund's investments in Eastern Europe would not also be expropriated, nationalized or otherwise confiscated. Finally, any change in the leadership or policies of Eastern European countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunity.

         Although the governments of certain Eastern European countries currently are implementing or considering reforms directed at political and economic liberalization, there can be no assurance that these reforms will continue or achieve their goals.

         Most Eastern European nations in which certain Underlying Scudder Funds may invest, including Hungary, Poland, Czechoslovakia, and Romania have had centrally planned, socialist economies since shortly after World War II. A number of their governments, including those of Hungary, the Czech Republic, and Poland are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning, and move toward free market economies. At present, no Eastern European country has a developed stock market, but Poland, Hungary, and the Czech Republic have small securities markets in operation. Ethnic and civil conflict currently rage through the former Yugoslavia. The outcome is uncertain.

         Both the EC and Japan, among others, have made overtures to establish trading arrangements and assist in the economic development of the Eastern European nations. A great deal of interest also surrounds opportunities created by the reunification of East and West Germany. Following reunification, the Federal Republic of Germany has remained a firm and reliable member of the EC and numerous other international alliances and organizations. To reduce inflation caused by the unification of East and West Germany, Germany has adopted a tight monetary policy which has led to weakened exports and a reduced domestic demand for goods and services. However, in the long-term, reunification could prove to be an engine for domestic and international growth.

         The  conditions  that  have  given  rise  to  these   developments  are
changeable, and there is no assurance that reforms will continue or that their goals will be achieved.

         Portugal is a genuinely emerging market which has experienced rapid growth since the mid-1980s, except for a brief period of stagnation over 1990-91. Portugal's government remains committed to privatization of the financial system away from one dependent upon the banking system to a more balanced structure appropriate for the requirements of a modern economy. Inflation continues to be about three times the EC average.

         Economic reforms launched in the 1980s continue to benefit Turkey in the 1990s. Turkey's economy has grown steadily since the early 1980s, with real growth in per capita Gross Domestic Product (GDP) increasing more than 6% annually. Agriculture remains the most important economic sector, employing approximately 55% of the labor force, and accounting for nearly 20% of GDP and 20% of exports. Inflation and interest rates remain high, and a large budget deficit will continue to cause difficulties in Turkey's substantial transformation to a dynamic free market economy.

         Like many other Western economies, Greece suffered severely from the global oil price hikes of the 1970s, with annual GDP growth plunging from 8% to 2% in the 1980s, and inflation, unemployment, and budget deficits rising sharply. The fall of the socialist government in 1989 and the inability of the conservative opposition to obtain a clear majority have led to business uncertainty and the continued prospects for flat economic performance. Once Greece has sorted out its political situation, it will have to face the challenges posed by the steadily increasing integration of the EC, including the progressive lowering of trade and investment barriers. Tourism continues as a major industry, providing a vital offset to a sizable commodity trade deficit.

         Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries had expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that the Underlying Scudder Fund's investments in Eastern Europe would not also be expropriated, nationalized or otherwise confiscated. Finally, any change in leadership or policies of Eastern European countries, or countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Depositary Receipts. Certain Underlying Scudder Funds may invest indirectly in securities of emerging country issuers through sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of an Underlying Scudder Fund's investment policies, the Underlying Scudder Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts other than those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. Certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Loan Participations and Assignments. Certain Underlying Scudder Funds may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions ("Lenders"). An Underlying Scudder Fund's investments in Loans in Latin America are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of portions of Loans ("Assignments") from third parties. Participations typically will result in the Underlying Scudder Fund having a contractual relationship only with the Lender and not with the borrower. The Underlying Scudder Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Underlying Scudder Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Underlying Scudder Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Underlying Scudder Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Underlying Scudder Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Underlying Scudder Fund will acquire Participations only if the Lender interpositioned between the Underlying Scudder Fund and the borrower is determined by the Adviser to be creditworthy.

         When an Underlying Scudder Fund purchases Assignments from Lenders, the Underlying Scudder Fund will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Underlying Scudder Fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning Lender.

         An Underlying Scudder Fund may have difficulty disposing of Assignments and Participations. Because no liquid market for these obligations typically exists, the Underlying Scudder Fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on the Underlying Scudder Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Underlying Scudder Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations may also make it more difficult for the Underlying Scudder Fund to assign a value to those securities for purposes of valuing the Underlying Scudder Fund's portfolio and calculating its net asset value.

Real Estate Investment Trusts. Certain Underlying Scudder Funds invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments on real estate mortgages in which they are invested. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. Investment in REITs may subject an Underlying Scudder Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of an Underlying Scudder Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

         Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through an Underlying Scudder Fund, a shareholder will bear not only his or her proportionate share of the expenses of an Underlying Scudder Fund's, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Trust Preferred Securities. Certain Underlying Scudder Funds invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the "Special Trust"), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to the Underlying Scudder Funds of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

         If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount ("OID") obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as the Underlying Scudder Funds, would be required to accrue daily for Federal income tax purposes, their share of the stated interest and the de minimis OID on the debentures (regardless of whether an Underlying Scudder Fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act of 1933, as amended, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as the Underlying Scudder Funds, to sell their holdings.

Investment company securities. Securities of other investment companies may be acquired by certain Underlying Scudder Funds to the extent permitted under the 1940 Act. Investment companies incur certain expenses such as management, custodian, and transfer agency fees, and, therefore, any investment by an Underlying Scudder Fund in shares of other investment companies may be subject to such duplicate expenses.

Non-diversified investment company. Certain Underlying Scudder Funds are classified as non-diversified investment companies under the 1940 Act, which means that an Underlying Scudder Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of an Underlying Scudder Fund's assets in the securities of a small number of issuers may cause an Underlying Scudder Fund's share price to fluctuate more than that of a diversified investment company.

Precious metals. Investments in precious metals and in precious metals-related securities and companies involve a relatively high degree of risk. Prices of gold and other precious metals can be influenced by a variety of global economic, financial and political factors and may fluctuate markedly over short periods of time. Among other things, precious metals values can be affected by changes in inflation, investment speculation, metal sales by governments or central banks, changes in industrial and commercial demand, and any governmental restrictions on private ownership of gold or other precious metals.

Correlation of gold and gold securities. The Adviser believes that the value of the securities of firms that deal in gold will correspond generally, over time, with the prices of the underlying metal. At any given time, however, changes in the price of gold may not strongly correlate with changes in the value of securities related to gold, which are expected to constitute part of certain Underlying Scudder Funds' assets. In fact, there may be periods in which the price of gold stocks and gold will move in different directions. The reason for this potential disparity is that political and economic factors, including behavior of the stock market, may have differing impacts on gold versus gold stocks.

Mining and exploration risks. The business of gold mining by its nature involves significant risks and hazards, including environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and natural acts. The occurrence of any of these hazards can delay production, increase production costs and result in liability to the operator of the mines. A mining operation may become subject to liability for pollution or other hazards against which it has not insured or cannot insure, including those in respect of past mining activities for which it was not responsible.

         Exploration for gold and other precious metals is speculative in nature, involves many risks and frequently is unsuccessful. There can be no assurance that any mineralisation discovered will result in an increase in the proven and probable reserves of a mining operation. If reserves are developed, it can take a number of years from the initial phases of drilling and identification of mineralisation until production is possible, during which time the economic feasibility of production may change. Substantial expenditures are required to establish ore reserves properties and to construct mining and processing facilities. As a result of these uncertainties, no assurance can be given that the exploration programs undertaken by a particular mining operation will actually result in any new commercial mining.

Asset-Indexed Securities. Certain Underlying Scudder Funds may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. An Underlying Scudder Fund will only enter into transactions in publicly traded asset-indexed securities. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The Underlying Scudder Fund will purchase asset-indexed securities to the extent permitted by law.

Special situation securities. From time to time, an Underlying Scudder Fund may invest in equity or debt securities issued by companies that are determined by the Adviser to possess "special situation" characteristics. In general, a special situation company is a company whose securities are expected to increase in value solely by reason of a development particularly or uniquely applicable to the company. Developments that may create special situations include, among others, a liquidation, reorganization, recapitalization or merger, material litigation, technological breakthrough and new management or management policies. The principal risk with investments in special situation companies is that the anticipated development thought to create the special situation may not occur and the investments therefore may not appreciate in value or may decline in value.

Borrowing. As a matter of fundamental policy, the Portfolios will not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Trustees do not currently intend to borrow for investment leverage purposes, if such a strategy were implemented in the future it would increase a Portfolio's volatility and the risk of loss in a declining market. Borrowing by the Portfolios will involve special risk considerations. Although the principal of a Portfolio's borrowing will be fixed, a Portfolio's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

         Certain Underlying Scudder Funds are authorized to borrow money for purposes of liquidity and to provide for redemptions and distributions. An Underlying Scudder Fund will borrow only when the Adviser believes that borrowing will benefit the Underlying Scudder Fund after taking into account considerations such as the costs of the borrowing. The Underlying Scudder Fund does not expect to borrow for investment purposes, to increase return or leverage the portfolio. Borrowing by the Underlying Scudder Fund will involve special risk considerations. Although the principal of the Underlying Scudder Fund's borrowings will be fixed, the Underlying Scudder Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Lending of Portfolio Securities. Certain Underlying Scudder Funds may seek to increase their income by lending portfolio securities. Such loans may be made to registered broker/dealers, and are required to be secured continuously by collateral in cash, U.S. Government securities and high grade debt obligations, maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. An Underlying Scudder Fund has the right to call a loan and obtain the securities loaned on no more than five days' notice. During the existence of a loan, the Underlying Scudder Fund continues to receive the equivalent of any distributions paid by the issuer on the securities loaned and also receives compensation based on investment of the collateral. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans may be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Corporate and Municipal Bond Ratings. The following is a description of the ratings given by S&P and Moody's to corporate and municipal bonds. Should the rating of a portfolio security held by an Underlying Scudder Fund be downgraded, the Adviser will determine whether it is in the best interest of the Underlying Scudder Fund to retain or dispose of such security.

S&P. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.